Exhibit 99.1

                                      LEASE

                                 by and between

                            SMII OAK CREEK/LP, L.P.,
                         a Delaware limited partnership

                                  ("Landlord")
                                    --------

                                       and

                                INSURE.COM, INC.,
                             a Delaware corporation

                                   ("Tenant")
                                     ------

                                   Dated as of

                                December 21, 2006

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                                      LEASE
                                      -----

         THIS LEASE is made between SMII OAK CREEK/LP, L.P., a Delaware limited partnership ("Landlord"), and the Tenant described in Item 1 of the Basic Lease Provisions.

                                LEASE OF PREMISES

         Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, subject to all of the terms and conditions set forth herein, those certain premises (the "Premises") described in Item 3 of the Basic Lease Provisions and as shown in the drawing attached hereto as Exhibit A-1. The Premises are located in the Building described in Item 2 of the Basic Lease Provisions. The Building is located on that certain land (the "Land") more particularly described on Exhibit A-2 attached hereto, which is also improved with landscaping, parking facilities and other improvements, fixtures and common areas and appurtenances now or hereafter placed, constructed or erected on the Land (sometimes referred to herein as the "Project").

                             BASIC LEASE PROVISIONS

1.       Tenant:                                Insure.com, Inc., a Delaware
                                                corporation ("Tenant")

2.       Building:                              Darien Business Center
                                                8205 S. Cass Avenue
                                                Darien, Illinois  60561

3.       Description of Premises:               Suite(s):  101

         Rentable Area:                         18,780 square feet

4.       Tenant's Proportionate Share:          31.9388% (18,780 rsf /
                                                58,800 rsf)   (See Paragraph 3)

5.       Basic Annual Rent:                     (See Paragraph 2)

         Months 1 to 4, inclusive:
         Monthly Installment:                   $0.00 (Basic Annual Rent is
                                                abated)

         Months 5 to 12, inclusive:
         Monthly Installment:                   $17,230.65 ($11.01/square foot
                                                of Rentable Area/annum)

         Months 13 to 14, inclusive:
         Monthly Installment:                   $0.00 (Basic Annual Rent is
                                                abated)

         Months 15 to 24, inclusive:
         Monthly Installment:                   $17,747.10 ($11.34/square foot
                                                of Rentable Area/annum)

         Months 25 to 26, inclusive:
         Monthly Installment:                   $0.00 (Basic Annual Rent is
                                                abated)

         Months 27 to 36, inclusive:
         Monthly Installment:                   $18,279.20 ($11.68/square foot
                                                of Rentable Area/annum)

         Months 37 to 48, inclusive:
         Monthly Installment:                   $18,826.95 ($12.03/square foot
                                                of Rentable Area/annum)

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         Months 49 to 60, inclusive:
         Monthly Installment:                   $19,390.35 ($12.39/square foot
                                                of Rentable Area/annum)

         Months 61 to 72, inclusive:
         Monthly Installment:                   $19,969.40 ($12.76/square foot
                                                of Rentable Area/annum)

         Months 73 to 84, inclusive:
         Monthly Installment:                   $20,564.10 ($13.14/square foot
                                                of Rentable Area/annum)

6.       Installment Payable Upon Execution:    $17,230.65 (to be applied to the
                                                monthly installment due for
                                                Month 5 of the Initial Term)

7.       Existing Security Deposit Held by
         Landlord:                              $1,799.17 (See Paragraph 2(c))

8.       [Intentionally Deleted]                [Intentionally Deleted]

9.       Initial Term:                          Eighty-four (84) months,
                                                commencing on the Commencement
                                                Date and ending on the day
                                                immediately preceding the
                                                eighty-fourth (84th) month
                                                anniversary of the Commencement
                                                Date (See Paragraph 1)

10.      Commencement Date:                     January 1, 2007

11.      Termination Date:                      December 31, 2013

12.      Broker(s) (See Paragraph 19(k)):

         Landlord's Broker:                     The Alter Group, Ltd.
                                                1980 Springer Drive
                                                Lombard, Illinois  60148

         Tenant's Broker:                       Staubach Midwest, LLC
                                                321 N. Clark Street, Suite 500
                                                Chicago, Illinois  60610

13.      Number of Parking Spaces:              Ninety-four (94) uncovered,
                                                unreserved parking spaces at no
                                                additional charge to Tenant
                                                throughout the Initial Term (See
                                                Paragraph 18)

14.      Addresses for Notices:

         To:      TENANT:                       To:      LANDLORD:
                  ------                                 --------

         Prior to occupancy of the Premises:    Project Management Office:

                                                The Alter Group, Ltd.
                                                1980 Springer Drive
                                                Lombard, Illinois  60148

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         After occupancy of the Premises:       With a copy to:

         Insure.com, Inc.                       KBS Realty Advisors, LLC
         8205 S. Cass Avenue, Suite 101         620 Newport Center Drive,
         Darien, Illinois  60561                Suite 1300 Newport Beach,
                                                California  92660
                                                Attn:  Mark Brecheen, Senior
                                                Vice President

15.      Place of Payment                       All payments payable under
                                                this Lease shall be sent
                                                to Landlord at the
                                                Project Management
                                                Office at the address
                                                specified in Item 14 or
                                                to such other address as
                                                Landlord may designate
                                                in writing.

16.      Guarantor:                             None

17.      Date of this Lease:                    See cover page

18.      Additional TI Allowance:               Up to $104,000.00
                                                (See Exhibit B-2)

19.      The "State" is the State of Illinois.

This Lease consists of the foregoing introductory paragraphs and Basic Lease Provisions, the provisions of the Standard Lease Provisions (the "Standard Lease Provisions") (consisting of Paragraphs 1 through 19 which follow) and Exhibits A-1 through A-2 and Exhibits B through Exhibit G, and the following Addenda:
Addendum One (One Renewal Option at Market); Addendum Two (Right of First Offer); Addendum Three (Cancellation Option); and Addendum Four (Signage Rights), all of which are incorporated herein by this reference. In the event of any conflict between the provisions of the Basic Lease Provisions and the provisions of the Standard Lease Provisions, the Standard Lease Provisions shall control.

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                            STANDARD LEASE PROVISIONS

1.       TERM
         ----

         (a) The Initial Term of this Lease and the Rent (defined below) shall commence on January 1, 2007 (the "Commencement Date"). Unless earlier terminated in accordance with the provisions hereof, the Initial Term of this Lease shall be the period shown in Item 9 of the Basic Lease Provisions. As used herein, "Lease Term" shall mean the Initial Term referred to in Item 9 of the Basic Lease Provisions, subject to any extension of the Initial Term hereof exercised in accordance with the terms and conditions expressly set forth herein. This Lease shall be a binding contractual obligation effective upon execution hereof by Landlord and Tenant, notwithstanding the later commencement of the Initial Term of this Lease. The terms "Tenant Improvements" and "Substantial Completion" or "Substantially Completed" are defined in the attached Exhibit B Work Letter. "Tenant Delays" consist of those delays defined in Exhibit B.

         (b) The Premises are occupied by Tenant prior to the Commencement Date under that certain Prior Lease (defined in Article 19(z).

         (c) Upon Substantial Completion of the Tenant Improvements, Landlord shall prepare and deliver to Tenant, Tenant's Initial Certificate in the form of Exhibit F attached hereto (the "Certificate") which Tenant shall acknowledge by executing a copy and returning it to Landlord.

2.       BASIC ANNUAL RENT AND SECURITY DEPOSIT
         --------------------------------------

         (a) Tenant agrees to pay during each month of the Lease Term as Basic Annual Rent ("Basic Annual Rent") for the Premises the sums shown for such periods in Item 5 of the Basic Lease Provisions.

         (b) Except as expressly provided to the contrary herein, Basic Annual Rent shall be payable in equal consecutive monthly installments, in advance, without demand, deduction or offset, commencing on the Commencement Date and continuing on the first day of each calendar month thereafter until the expiration of the Lease Term. The first full monthly installment of Basic Annual Rent shall be payable upon Tenant's execution of this Lease. The obligation of Tenant to pay Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. If the Commencement Date is a day other than the first day of a calendar month, or the Lease Term expires on a day other than the last day of a calendar month, then the Rent for such partial month shall be calculated on a per diem basis. In the event Landlord delivers possession of the Premises to Tenant prior to the Commencement Date, Tenant agrees it shall be bound by and subject to all terms, covenants, conditions and obligations of this Lease during the period between the date possession is delivered and the Commencement Date, other than the payment of Basic Annual Rent, in the same manner as if delivery had occurred on the Commencement Date.

         (c) Landlord acknowledges that Tenant has paid Landlord the security deposit (the "Security Deposit") in Item 7 of the Basic Lease Provisions as security for the performance of the provisions hereof by Tenant. Landlord shall not be required to keep the Security Deposit separate from its general funds and Tenant shall not be entitled to interest thereon.

         If Tenant is in Default after all applicable cure periods, with respect to any provision of this Lease, including, without limitation, the provisions relating to the payment of Rent or the cleaning of the Premises upon the termination of this Lease, Landlord may, but shall not be required to, use, apply or retain all or any part of the Security Deposit (i) for the payment of any Rent or any other sum in default, (ii) for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default hereunder, or (iii) to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default hereunder, including, without limitation, costs and reasonable attorneys' fees incurred by Landlord to recover possession of the Premises following a default by Tenant hereunder. If any portion of the Security Deposit is so used or applied, Tenant shall, upon demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the appropriate amount, as determined hereunder. If Tenant shall fully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within thirty (30) days following the expiration of the Lease Term; provided, however, that Landlord may retain the Security Deposit until such time as any amount due from Tenant in accordance with Paragraph 3 below has been determined and paid to Landlord in full.

         (d) The parties agree that for all purposes hereunder the Premises shall be stipulated to contain the number of square feet of Rentable Area described in Item 3 of the Basic Lease Provisions.

3.       ADDITIONAL RENT
         ---------------

         (a) "Tenant's Share of Real Estate Taxes", it is further agreed between the parties hereto that in addition to the rental provided for herein that Tenant will also pay during the term of this Lease, as additional rent, an amount equal to Tenant's Share of the Real Estate Taxes.

         (b) "Tenant's Proportionate Share of Operating Costs", it is further agreed between the parties hereto that in addition to the rental provided for herein that Tenant shall also pay during the term of this Lease, as additional rent, an amount equal to Tenant's Proportionate Share of the Operating Costs, unless abated as expressly set forth in this Lease.

         (c) "Tenant's Proportionate Share" is, subject to the provisions of Paragraph 18, the percentage number described in Item 4 of the Basic Lease Provisions. Tenant's Proportionate Share represents, subject to the provisions of Paragraph 18, a fraction, the numerator of which is the number of square feet of Rentable Area in the Premises and the denominator of which is the number of square feet of Rentable Area in the Project, as determined by Landlord pursuant to Paragraph 18.

         (d) The term "Real Estate Taxes" means any and all taxes of every kind and nature whatsoever which Landlord shall pay or become obligated to pay during a calendar year (regardless of whether such taxes were assessed or became a lien during, prior or subsequent to the calendar year of payment) because of or in connection with the ownership, leasing and operation of the Project, including without limitation, real estate taxes, personal property taxes, sewer rents, water rents, special assessments, transit taxes, legal fees and court costs charged for the protest or reduction of property taxes and/or assessments or an increase therein in connection with the Premises including the Building, any tax or excise on rent or any other tax (however described) on account of rental received for use and occupancy of any or all of the Building and/or the Premises, whether any such taxes are imposed by the United States, the state or other local governmental municipality, authority or agency or any political subdivision of any thereof in the jurisdiction in which the Project is located. Real Estate Taxes shall not include any estate, inheritance successor, transfer, gift, franchise, corporation, income or profit tax imposed by the State or federal government on Landlord unless such income, franchise, transfer or profit taxes are in substitution for any Real Estate Taxes payable hereunder; and

         (e) "Operating Costs" means all costs, expenses and obligations incurred or payable by Landlord in connection with the operation, ownership, management, repair or maintenance of the Building and the Project during or allocable to the Lease Term, including without limitation, the following:

         (i) The cost of utilities (including taxes and other charges incurred in connection therewith) provided to the Premises, the Building or the Project, fuel, supplies, equipment, tools, materials, service contracts, janitorial services, waste and refuse disposal, gardening and landscaping; insurance, including, but not limited to, public liability, fire, property damage, flood, rental loss, rent continuation, boiler machinery, business interruption, contractual indemnification and All Risk coverage insurance for up to the full replacement cost of the Project and such other insurance as is customarily carried by operators of other similar class buildings in the city in which the Project is located, to the extent carried by Landlord in its discretion, and the deductible portion of any insured loss otherwise covered by such insurance); the cost of compensation, including employment, welfare and social security taxes, paid vacation days, disability, pension, medical and other fringe benefits of all persons (including independent contractors) who perform services connected with the operation, maintenance, repair or replacement of the Project; personal property taxes on and maintenance and repair of equipment and other personal property used in connection with the operation, maintenance or repair of the Project; repair and replacement of window coverings provided by Landlord in the premises of tenants in the Project; such reasonable auditors' fees and legal fees as are incurred in connection with the operation, maintenance or repair of the Project; reasonable costs incurred for administration and management of the Project; the maintenance of any easements or ground leases benefitting the Project, whether by Landlord or by an independent contractor; a reasonable allowance for depreciation of personal property used in the operation, maintenance or repair of the Project; license, permit and inspection fees; all costs and expenses required by any governmental or quasi-governmental authority or by applicable law, for any reason, including capital improvements, whether capitalized or not, and the cost of any capital improvements made to the Project by Landlord that improve life-safety systems or reduce operating expenses (such costs to be amortized over such reasonable periods as Landlord shall reasonably determine); the cost of air conditioning, heating, ventilating, plumbing, elevator maintenance, and repair (to include the replacement of components) and other mechanical and electrical systems repair and maintenance; sign maintenance; and Common Area (defined below) repair, resurfacing, operation and maintenance; and the cost of providing security services, if any, deemed appropriate by Landlord.

                  The following items shall be excluded from Operating Costs:

         (A) leasing commissions, attorneys' fees, costs and disbursements and other expenses incurred in connection with leasing, renovating or improving vacant space in the Project for tenants or prospective tenants of the Project;

         (B) costs (including permit, license and inspection fees) incurred in renovating or otherwise improving or decorating, painting or redecorating space for tenants, Tenant or vacant space or space in the Building which would normally be occupied by tenants;

         (C) Landlord's costs of any services sold to tenants or Tenant for which Landlord is entitled to be reimbursed by such tenants as an additional charge or rental over and above the Basic Annual Rent and Operating Costs payable under the lease with such tenant or Tenant or other occupant;

         (D) any depreciation or amortization of the Project except as expressly permitted herein;

         (E) costs incurred due to a violation of Law (defined below) by Landlord relating to the Project;

         (F) interest on debt or amortization payments on any mortgages or deeds of trust or any other debt for borrowed money;

         (G) all items and services for which Tenant or other tenants reimburse Landlord outside of Operating Costs;

         (H) repairs or other work under Paragraph 10 of this Lease paid for through condemnation proceeds;

         (I) repairs resulting from any defect in the original design or construction of the Project;

         (J) Costs of repairs, replacements, or other work occasioned by fire, windstorm or other casualty to the extent that Landlord is reimbursed by insurance proceeds (except any deductible Landlord is required to pay with respect to any of the foregoing shall be included in Operating Costs);

         (K) Leasing commissions and attorneys' fees incurred in connection with negotiations or disputes with tenants of the Building;

         (L) Landlord's costs of electricity and other services sold or provided to tenants in the Building and for which Landlord is reimbursed by such tenants or Tenant as a separate additional charge and above the base rent or additional rent payments payable under the lease with such tenant or Tenant;

         (M) All items and services for which Tenant or any other tenant reimburses Landlord for or with respect to which Landlord provides without reimbursement selectively to one or more tenants or occupants of the Project other than Tenant as a separate additional charge and above the base rent or additional rent payments payable under the lease with such tenant or occupants;

         (N) Costs (limited to adjudicated penalties or fines and associated legal expenses) incurred due to violation by Landlord of the terms and conditions of any lease or rental arrangement covering space in the Building;

         (O) Payment of principal and/or interest on debt or amortization payments of any mortgage or mortgages executed by Landlord covering the Building (or any portion thereof), and rental payments under any ground or underlying lease or leases;

         (P) Landlord's general corporate overhead and all general administrative overhead expenses for services not specifically performed for the Building, except to the extent same result in a reduction of Operating Costs with respect to the Building;

         (Q) Advertising and promotional expenditures except for (i) the Building directory and interior signs identifying retail use tenants and signage for various equipment room and common areas, and (ii) costs of signs in, on, or outside the Building identifying the owner or any tenant of the Building;

         (R) Penalties and interest due to a violation of law by Landlord relating to the Building (but this provision does not relieve Tenant of liability for penalties or interest incurred due to violations of Law by Tenant);

         (S) Salaries or other compensation paid to employees of Landlord above the grade of asset manager, and the salary and compensation of the asset manager shall be prorated over the portfolio of buildings in the greater Metropolitan area being managed by an asset manager;

         (T) The costs incurred in connection with correcting defects in the initial construction of the Building (except the conditions resulting from ordinary wear and tear and use shall not be deemed defects for purposes of this category) to the extent that such defects are covered by a warranty and occur during the six (6) months prior to the given year in which the Operating Cost is being charged, and costs of repair or replacement for any item covered by a warranty to the extent covered by such warranty;

         (U) The cost of any capital improvements except as otherwise set forth in Paragraph 3(d)(ii) above;

         (V)  Any ground lease rents;

         (W) Any cost for the remediation of Hazardous Materials from the Project; and

         (X) Interest and penalties due to late payments of taxes and utility bills so long as such penalties or interest do not result from Tenant's breach of this Lease or Tenant's failure to make timely payment of any sum due under this Lease; and

         (f) Operating Costs for any calendar year during which actual occupancy of the Project is less than ninety-five percent (95%) of the Rentable Area of the Project shall be appropriately adjusted to reflect ninety-five percent (95%) occupancy of the existing Rentable Area of the Project during such period. In determining Operating Costs, if any services or utilities are separately charged to tenants of the Project or others, Operating Costs shall be adjusted by Landlord to reflect the amount of expense which would have been incurred for such services or utilities on a full time basis for normal Project operating hours. In the event (i) the Commencement Date shall be a date other than January 1, (ii) the date fixed for the expiration of the Lease Term shall be a date other than December 31, (iii) of any early termination of this Lease, or (iv) of any increase or decrease in the size of the Premises, then in each such event, an appropriate adjustment in the application of this Paragraph 3 shall, subject to the provisions of this Lease, be made to reflect such event on a basis determined by Landlord to be consistent with the principles underlying the provisions of this Paragraph 3.

         (g) Prior to the commencement of each calendar year of the Lease Term following the Commencement Date, Landlord shall have the right to give to Tenant a written estimate of Tenant's Proportionate Share of the projected excess, if any, of the Operating Costs for the Project for the ensuing year. Tenant shall pay such estimated amount to Landlord in equal monthly installments, in advance on the first day of each month. Within a reasonable period after the end of each calendar year, Landlord shall furnish Tenant a statement indicating in reasonable detail the excess of Operating Costs for such period, if any, and the parties shall, within thirty (30) days thereafter, make any payment or allowance necessary to adjust Tenant's estimated payments to Tenant's actual share of such excess as indicated by such annual statement. Any payment due Landlord shall be payable by Tenant on demand from Landlord. Any amount due Tenant shall be credited against installments next becoming due under this Paragraph 3(f) or refunded to Tenant, if requested by Tenant.

         (h)  [Intentionally Deleted]

         (i) Tenant shall pay ten (10) days before delinquency, all taxes and assessments (i) levied against any personal property, tenant improvements or trade fixtures of Tenant in or about the Premises and (ii) based upon this Lease or any document to which Tenant is a party creating or transferring an interest in this Lease or an estate in all or any portion of the Premises. If any such taxes or assessments are levied against Landlord or Landlord's property or if the assessed value of the Project is increased by the inclusion therein of a value placed upon such personal property or trade fixtures, Tenant shall upon demand reimburse Landlord for the taxes and assessments so levied against Landlord, or such taxes, levies and assessments resulting from such increase in assessed value.

         (j) Any delay or failure of Landlord in (i) delivering any estimate or statement described in this Paragraph 3, or (ii) computing or billing Tenant's Proportionate Share of excess Operating Costs shall not constitute a waiver of its right to require an increase in Rent, or in any way impair, the continuing obligations of Tenant under this Paragraph 3. In the event of any dispute as to any Additional Rent due under this Paragraph 3, an officer of Tenant or Tenant's certified public accountant (but in no event shall Tenant's certified public accountant be paid on a contingency fee basis) shall have the right after reasonable notice and at reasonable times to inspect Landlord's accounting records at Landlord's accounting office. If after such inspection, Tenant still disputes such Additional Rent, upon Tenant's written request therefor, a certification as to the proper amount of Operating Costs and the amount due to or payable by Tenant shall be made by an independent certified public accountant mutually agreed to by Landlord and Tenant. If Landlord and Tenant cannot mutually agree to an independent certified public accountant, then the parties agree that Landlord shall choose an independent certified public accountant to conduct the certification as to the proper amount of Tenant's Proportionate Share of Operating Costs due by Tenant for the period in question; provided, however, such certified public accountant shall not be the accountant who conducted Landlord's initial calculation of Operating Costs to which Tenant is now objecting. Such certification shall be final and conclusive as to all parties. If the certification reflects that Tenant has overpaid Tenant's Proportionate Share of Operating Costs for the period in question, then Landlord shall credit such excess to Tenant's next payment of Operating Costs or, at the request of Tenant, promptly refund such excess to Tenant and conversely, if Tenant has underpaid Tenant's Proportionate Share of Operating Costs, Tenant shall promptly pay such additional Operating Costs to Landlord. Tenant agrees to pay the cost of such certification and the investigation with respect thereto and no adjustments in Tenant's favor shall be made unless it is determined that Landlord's original statement was in error in Landlord's favor by more than three percent (3%). Tenant waives the right to dispute any matter relating to the calculation of Operating Costs or Additional Rent under this Paragraph 3 if any claim or dispute is not asserted in writing to Landlord within one hundred eighty (180) days after delivery to Tenant of the original billing statement with respect thereto.

         (k) Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Proportionate Share of excess Operating Costs for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated Operating Costs paid, and conversely, any overpayment made by Tenant shall be promptly refunded to Tenant by Landlord.

         (l) All Operating Costs and Real Estate Taxes and any other sums payable by Tenant to Landlord under this Lease (except Basic Annual Rent) shall be "Additional Rent". The Basic Annual Rent, as adjusted pursuant to Paragraphs 2, 3 and 7, and other amounts required to be paid by Tenant to Landlord hereunder, are sometimes collectively referred to as, and shall constitute, "Rent".

         (m) Tenant shall not be obligated to pay for Controllable Operating Costs in any year to the extent they have increased by more than five percent (5%) per annum, compounded annually on a cumulative basis from the first calendar year during the Lease Term. For purposes of this Lease, Controllable Operating Costs shall mean all Operating Costs except for Taxes, insurance premiums and utility costs and all costs and expenses for security for the Building and the Project. Controllable Operating Costs shall be determined on an aggregate basis and not on an individual basis, and the cap on Controllable Operating Costs shall be determined on Operating Costs as they have been adjusted for vacancy or usage pursuant to the terms of the Lease.

         (n) Notwithstanding anything in this Lease to the contrary, Additional Rent shall be abated in full for months: one (1) through four (4), thirteen (13) through fourteen (14), and twenty-five (25) through twenty-six (26) of the lease term.

4.       IMPROVEMENTS AND ALTERATIONS
         ----------------------------

         (a) Landlord's sole construction obligation under this Lease is set forth in the Work Letter attached hereto as Exhibit B.

         (b) Any alterations, additions, or improvements made by or on behalf of Tenant to the Premises made on or after the Commencement Date ("Alterations") shall be subject to Landlord's prior written consent which shall not be unreasonably withheld or delayed. Cosmetic Alterations that do not affect the building mechanical or electrical systems and do not exceed $50,000 in the aggregate, shall not require Landlord consent. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with Laws and shall construct, at its sole cost and expense, any alteration or modification required by Laws as a result of any Alterations. All Alterations shall be constructed at Tenant's sole cost and expense and in a good and workmanlike manner by contractors reasonably acceptable to Landlord and only good grades of materials shall be used. All plans and specifications for any Alterations shall be submitted to Landlord for its approval, which approval will not be unreasonably withheld, delayed or conditioned. Landlord may monitor construction of the Alterations. Landlord's right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to see that such plans and specifications or construction comply with applicable laws, codes, rules and regulations. Landlord shall have the right, in its sole discretion, to instruct Tenant to remove those improvements or Alterations from the Premises which (i) were not approved in advance by Landlord, (ii) were not built in material conformance with the plans and specifications approved by Landlord, or (iii) Landlord specified during its review of plans and specifications for Alterations would need to be removed by Tenant upon the expiration of this Lease. If Landlord approved the construction of Alterations, then Tenant shall not be obligated to remove such Alterations at the expiration of this Lease. Landlord shall not unreasonably withhold or delay its approval with respect to what improvements or Alterations Landlord may require Tenant to remove at the expiration of the Lease. If upon the termination of this Lease Landlord requires Tenant to remove any or all of such Alterations from the Premises, then Tenant, at Tenant's sole cost and expense, shall promptly remove such Alterations and improvements and Tenant shall repair and restore the Premises to its original condition as of the Commencement Date, reasonable wear and tear excepted. Any Alterations remaining in the Premises following the expiration of the Lease Term or following the surrender of the Premises from Tenant to Landlord, shall become the property of Landlord unless Landlord notifies Tenant otherwise. Tenant shall provide Landlord with the identities and mailing addresses of all persons performing work or supplying materials, prior to beginning such construction, and Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall assure payment for the completion of all work free and clear of liens and shall provide certificates of insurance for worker's compensation and other coverage in amounts and from an insurance company reasonably satisfactory to Landlord protecting Landlord against liability for bodily injury or property damage during construction. Upon completion of any Alterations and upon Landlord's reasonable request, Tenant shall deliver to Landlord sworn statements setting forth the names of all contractors and subcontractors who did work on the Alterations and final lien waivers from all such contractors and subcontractors.

         (c) Tenant shall keep the Premises, the Building and the Project free from any and all liens arising out of any Alterations, work performed, materials furnished, or obligations incurred by or for Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a bond in a form and issued by a surety acceptable to Landlord, Landlord shall have the right, but not the obligation, to cause such lien to be released by such means as it shall deem proper (including payment of or defense against the claim giving rise to such lien); in such case, Tenant shall reimburse Landlord for all amounts so paid by Landlord in connection therewith, together with all of Landlord's costs and expenses, with interest thereon at the Default Rate (defined below) and Tenant shall indemnify each and all of the Landlord Indemnitees (defined below) against any damages, losses or costs arising out of any such claim. Tenant's indemnification of Landlord contained in this Paragraph shall survive the expiration or earlier termination of this Lease. Such rights of Landlord shall be in addition to all other remedies provided herein or by law.

5.       REPAIRS
         -------

         (a) Landlord shall keep the Common Areas of the Building and the Project in a clean and neat condition. Subject to subparagraph (b) below, Landlord shall make all necessary repairs, within a reasonable period following receipt of notice of the need therefor from Tenant, to the exterior walls, exterior doors, exterior locks on exterior doors and windows of the Building, and to the Common Areas and to public corridors and other public areas of the Project not constituting a portion of any tenant's premises and shall use reasonable efforts to keep all Building standard equipment used by Tenant in common with other tenants in good condition and repair and to replace same at the end of such equipment's normal and useful life, reasonable wear and tear and casualty loss excepted. Except as expressly provided in Paragraph 9 of this Lease, there shall be no abatement of Rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Premises, the Building or the Project.

         (b) Tenant, at its expense, (i) shall keep the Premises and all fixtures contained therein in a safe, clean and neat condition, and (ii) shall bear the cost of maintenance and repair, by contractors selected by Landlord, of all facilities which are not expressly required to be maintained or repaired by Landlord and which are located in the Premises, including, without limitation, lavatory, shower, toilet, wash basin and kitchen facilities, and supplemental heating and air conditioning systems (including all plumbing connected to said facilities or systems installed by or on behalf of Tenant or existing in the Premises at the time of Landlord's delivery of the Premises to Tenant). Tenant shall make all repairs to the Premises not required to be made by Landlord under subparagraph (a) above with replacements of any materials to be made by use of materials of equal or better quality. Tenant shall do all decorating, remodeling, alteration and painting required by Tenant during the Lease Term. Tenant shall pay for the cost of any repairs to the Premises, the Building or the Project made necessary by any negligence or willful misconduct of Tenant or any of its assignees, subtenants, employees or their respective agents, representatives, contractors, or other persons permitted in or invited to the Premises or the Project by Tenant. If Tenant fails to make such repairs or replacements within thirty (30) days after written notice from Landlord, Landlord may at its option make such repairs or replacements, and Tenant shall upon demand pay Landlord for the cost thereof.

         (c) Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises in a safe, clean and neat condition, normal wear and tear excepted. Except as otherwise set forth in Paragraph 4(b) of this Lease, Tenant shall remove from the Premises all trade fixtures, furnishings and other personal property of Tenant and all computer and phone cabling and wiring from the Premises, shall repair all reasonable damage caused by such removal. In addition to all other rights Landlord may have, in the event Tenant does not so remove any such fixtures, furnishings or personal property, Tenant shall be deemed to have abandoned the same, in which case Landlord may store the same at Tenant's expense, appropriate the same for itself, and/or sell the same in its discretion.

6.       USE OF PREMISES
         ---------------

         (a) Tenant shall use the Premises only for general office uses and a call center and shall not use the Premises or permit the Premises to be used for any other purpose. Landlord shall have the right to deny its consent to any change in the permitted use of the Premises in its sole and absolute discretion.

         (b) Tenant shall not at any time use or occupy the Premises, or permit any act or omission in or about the Premises in violation of any law, statute, ordinance or any governmental rule, regulation or order (collectively, "Law" or "Laws") and Tenant shall, upon written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority to be a violation of Law. If any Law shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to (i) modification or other maintenance of the Premises, the Building or the Project, or (ii) the use, alteration or occupancy thereof, Tenant shall comply with such Law at Tenant's sole cost and expense. This Lease shall be subject to and Tenant shall comply with all financing documents encumbering the Building or the Project and all covenants, conditions and restrictions affecting the Premises, the Building or the Project, including, but not limited to, Tenant's execution of any subordination agreements requested by a mortgagee of the Premises, the Building or the Project.

         (c) Tenant shall not at any time use or occupy the Premises in violation of the certificates of occupancy issued for or restrictive covenants pertaining to the Building or the Premises, and in the event that any architectural control committee or department of the State or the city or county in which the Project is located shall at any time contend or declare that the Premises are used or occupied in violation of such certificate or certificates of occupancy or restrictive covenants, Tenant shall, upon reasonable notice from Landlord or any such governmental agency, immediately remedy such violation. The failure by Tenant to discontinue such use shall be considered a default under this Lease and Landlord shall have the right to exercise any and all rights and remedies provided herein or by Law. Any statement in this Lease of the nature of the business to be conducted by Tenant in the Premises shall not be deemed or construed to constitute a representation or guaranty by Landlord that such business will continue to be lawful or permissible under any certificate of occupancy issued for the Building or the Premises, or otherwise permitted by Law.

         (d) Tenant shall not do or permit to be done anything which may invalidate or increase the cost of any fire, All Risk or other insurance policy covering the Building, the Project and/or property located therein and shall comply with all rules, orders, regulations and requirements of the appropriate fire codes and ordinances or any other organization performing a similar function. In addition to all other remedies of Landlord, Landlord may require Tenant, promptly upon demand, to reimburse Landlord for the full amount of any additional premiums charged for such policy or policies by reason of Tenant's failure to comply with the provisions of this Paragraph 6.

         (e) Tenant shall not in any way interfere with the rights or quiet enjoyment of other tenants or occupants of the Premises, the Building or the Project. Tenant shall not use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain, or permit any nuisance in, on or about the Premises, the Building or the Project. Tenant shall not place weight upon any portion of the Premises exceeding the structural floor load (per square foot of area) which such area was designated (and is permitted by Law) to carry or otherwise use any Building system in excess of its capacity or in any other manner which may damage such system or the Building. Business machines and mechanical equipment shall be placed and maintained by Tenant, at Tenant's expense, in locations and in settings sufficient in Landlord's reasonable judgment to absorb and prevent vibration, noise and annoyance. Tenant shall not commit or suffer to be committed any waste in, on, upon or about the Premises, the Building or the Project.

         (f) Tenant shall take all reasonable steps necessary to adequately secure the Premises from unlawful intrusion, theft, fire and other hazards, and shall keep and maintain any and all security devices in or on the Premises in good working order, including, but not limited to, exterior door locks for the Premises and smoke detectors and burglar alarms located within the Premises and shall cooperate with Landlord and other tenants in the Project with respect to access control and other safety matters.

         (g) As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State or the United States Government, including, without limitation, any material or substance which is (A) defined or listed as a "hazardous waste," "pollutant," "extremely hazardous waste," "restricted hazardous waste," "hazardous substance" or "hazardous material" under any applicable federal, state or local Law or administrative code promulgated thereunder, (B) petroleum, or (C) asbestos, except those minor amounts relating to typical office supplies such as toner.

         (i) Tenant agrees that all operations or activities upon, or any use or occupancy of the Premises, or any portion thereof, by Tenant, its assignees, subtenants, and their respective agents, servants, employees, representatives and contractors (collectively referred to herein as "Tenant Affiliates"), throughout the term of this Lease, shall be in all respects in compliance with all federal, state and local Laws then governing or in any way relating to the generation, handling, manufacturing, treatment, storage, use, transportation, release, spillage, leakage, dumping, discharge or disposal of any Hazardous Materials.

         (ii) Tenant agrees to indemnify, defend and hold Landlord and its Affiliates (defined below) harmless for, from and against any and all claims, actions, administrative proceedings (including informal proceedings), judgments, damages, punitive damages, penalties, fines, costs, liabilities, interest or losses, including reasonable attorneys' fees and expenses, court costs, consultant fees, and expert fees, together with all other costs and expenses of any kind or nature that arise during or after the Lease Term directly or indirectly from or in connection with the presence, suspected presence, or release of any Hazardous Material in or into the air, soil, surface water or groundwater at, on, about, under or within the Premises, or any portion thereof caused by Tenant or Tenant Affiliates.

        (iii) In the event any investigation or monitoring of site conditions or any clean-up, containment, restoration, removal or other remedial work (collectively, the "Remedial Work") is required under any applicable federal, state or local Law, by any judicial order, or by any governmental entity as the result of operations or activities upon, or any use or occupancy of any portion of the Premises by Tenant or Tenant Affiliates, Landlord shall perform or cause to be performed the Remedial Work in compliance with such Law or order at Tenant's sole cost and expense. All Remedial Work shall be performed by one or more contractors, selected and approved by Landlord, and under the supervision of a consulting engineer, selected by Tenant and approved in advance in writing by Landlord. All costs and expenses of such Remedial Work shall be paid by Tenant, including, without limitation, the charges of such contractor(s), the consulting engineer, and Landlord's reasonable attorneys' fees and costs incurred in connection with monitoring or review of such Remedial Work.

         (iv) Each of the covenants and agreements of Tenant set forth in this Paragraph 6(g) shall survive the expiration or earlier termination of this Lease.

7.       UTILITIES AND SERVICES
         ----------------------

         (a) Provided that Tenant is not in Default hereunder, beyond all applicable cure rights, Landlord shall furnish, or cause to be furnished to the Premises, the utilities and services described in Exhibit C attached hereto, subject to the conditions and in accordance with the standards set forth therein and in this Lease.

         (b) Tenant agrees to cooperate fully at all times with Landlord and to comply with all regulations and requirements which Landlord may from time to time prescribe for the use of the utilities and services described herein and in Exhibit C. Landlord shall not be liable to Tenant for the failure of any other tenant, or its assignees, subtenants, employees, or their respective invitees, licensees, agents or other representatives to comply with such regulations and requirements.

         (c) Electricity shall not be furnished by Landlord, but except as otherwise hereinafter provided, shall be furnished by the approved electric utility company serving the area ("Electric Service Provider"). Landlord shall permit the Tenant to receive such service direct from such public utility company at Tenant's cost, and shall permit Landlord's wire and conduits, to the extent available, suitable and safely capable, to be used for such purposes. Tenant shall make all necessary arrangements with the local utility company for metering and paying for electric current furnished by it to Tenant and Tenant shall pay for all charges for electric current consumed on the Premises during Tenant's occupancy thereof. The electricity used during the performance of janitorial service, the making of alterations or repairs in the Premises, and for the operation of the Premises' air conditioning system at times other than as provided herein; or the operation of any special air conditioning systems which may be required for data processing equipment or for other special equipment or machinery installed by Tenant, shall be paid for by Tenant. Tenant shall make no alterations or additions to the electric equipment and/or appliances without the prior written consent of the Landlord in each instance, which consent shall not be unreasonably withheld. Tenant also agrees to purchase from the Landlord or its agent all lamps, bulbs after the initial installation thereof, ballasts and starters used in the Premises, provided however that the availability, quality, and cost of any such items shall be comparable to that available to Tenant from other suppliers. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installed thereon. Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises to connect to electric current (except through existing electrical outlets in the Premises) or water pipes, any apparatus or device for the purpose of using electric current or water. If Tenant shall require water or electric current in excess of that which is respectively obtainable from existing water pipes or electrical outlets and normal for use of the Premises as general office space, Tenant shall first procure the consent of Landlord, which Landlord may not unreasonably refuse. If Landlord consents to such excess water or electric requirements, Tenant shall pay all costs including but not limited to meter service and installation of facilities necessary to furnishing such excess capacity.

         (d) Landlord has advised Tenant that presently Electric Service Provider is the utility company selected by Landlord to provide electricity service for the Building. Notwithstanding the foregoing, to the extent permitted by law, Landlord shall have the right at any time and from time to time during the Lease Term to either contract for service from a different company or companies providing electricity service (each such company hereinafter described as an "Alternate Service Provider") or continued to contract for service from the Electric Service Provider.

         (e) Tenant shall cooperate with Landlord, the Electric Service Provider, and any Alternate Service Provider at all times, and as reasonably necessary, shall allow Landlord, Electric Service Provider and any alternate Service Provider reasonable access to the Building's electric lines, feeders, risers, writing, and any other machinery within the Premises.

         (f) Landlord shall not be liable for, and Tenant shall not be entitled to, any damages, abatement or reduction of Rent, or other liability by reason of any failure to furnish any services or utilities described herein or in Exhibit C for any reason (other than Landlord's gross negligence or willful misconduct), including, without limitation, when caused by accident, breakage, repairs, Alterations or other improvements to the Project, strikes, lockouts or other labor disturbances or labor disputes of any character, governmental regulation, moratorium or other governmental action, inability to obtain electricity, water or fuel, or any other cause beyond Landlord's control. Landlord shall be entitled to cooperate with the energy conservation efforts of governmental agencies or utility suppliers. No such failure, stoppage or interruption of any such utility or service shall be construed as an eviction of Tenant, nor shall the same relieve Tenant from any obligation to perform any covenant or agreement under this Lease. In the event of any failure, stoppage or interruption thereof, Landlord shall use reasonable efforts to attempt to restore all services promptly. No representation is made by Landlord with respect to the adequacy or fitness of the Building's ventilating, air conditioning or other systems to maintain temperatures as may be required for the operation of any computer, data processing or other special equipment of Tenant.

         (g) Landlord reserves the right from time to time to make reasonable and nondiscriminatory modifications to the above standards (including, without limitation, those described in Exhibit C) for utilities and services.

8.       NON-LIABILITY AND INDEMNIFICATION OF LANDLORD; INSURANCE
         --------------------------------------------------------

         (a) Landlord shall not be liable for any injury, loss or damage suffered by Tenant or to any person or property occurring or incurred in or about the Premises, the Building or the Project from any cause, EVEN IF SUCH LIABILITIES ARE CAUSED SOLELY OR IN PART BY THE NEGLIGENCE OF ANY LANDLORD INDEMNITEE (DEFINED BELOW), BUT NOT TO THE EXTENT SUCH LIABILITIES ARE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY SUCH LANDLORD INDEMNITEE (DEFINED BELOW). Without limiting the foregoing, neither Landlord nor any of its partners, officers, trustees, affiliates, directors, employees, contractors, agents or representatives (collectively, "Affiliates") shall be liable for and there shall be no abatement of Rent (except in the event of a casualty loss or a condemnation as set forth in Paragraphs 9 and 10 of this Lease) for (i) any damage to Tenant's property stored with or entrusted to Affiliates of Landlord, (ii) loss of or damage to any property by theft or any other wrongful or illegal act, or (iii) any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or the Project or from the pipes, appliances, appurtenances or plumbing works therein or from the roof, street or sub-surface or from any other place or resulting from dampness or any other cause whatsoever or from the acts or omissions of other tenants, occupants or other visitors to the Building or the Project or from any other cause whatsoever,
              (iv) any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building, whether within or outside of the Project, or (v) any latent or other defect in the Premises, the Building or the Project. Tenant shall give prompt notice to Landlord in the event of (i) the occurrence of a fire or accident in the Premises or in the Building, or (ii) the discovery of a defect therein or in the fixtures or equipment thereof. This Paragraph 8(a) shall survive the expiration or earlier termination of this Lease.

         (b) Tenant hereby agrees to indemnify, protect, defend and hold harmless Landlord and its designated property management company, and their respective partners, members, affiliates and subsidiaries, and all of their respective officers, directors, shareholders, employees, servants, partners, representatives, insurers and agents (collectively, "Landlord Indemnitees") for, from and against all liabilities, claims, fines, penalties, costs, damages or injuries to persons, damages to property, losses, liens, causes of action, suits, judgments and expenses (including court costs, attorneys' fees, expert witness fees and costs of investigation), of any nature, kind or description of any person or entity, directly or indirectly arising out of, caused by, or resulting from (in whole or part) (1) Tenant's construction of or use, occupancy or enjoyment of the Premises, (2) any activity, work or other things done, permitted or suffered by Tenant and its agents and employees in or about the Premises, (3) any breach or default in the performance of any of Tenant's obligations under this Lease, (4) any act, omission, negligence or willful misconduct of Tenant or any of its agents, contractors, employees, business invitees or licensees, or (5) any damage to Tenant's property, or the property of Tenant's agents, employees, contractors, business invitees or licensees, located in or about the Premises (collectively, "Liabilities"); EVEN IF SUCH LIABILITIES ARE CAUSED SOLELY OR IN PART BY THE NEGLIGENCE OF ANY LANDLORD INDEMNITEE, BUT NOT TO THE EXTENT SUCH LIABILITIES ARE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY SUCH LANDLORD INDEMNITEE. This Paragraph 8(b) shall survive the expiration or earlier termination of this Lease.

         (c) Tenant shall promptly advise Landlord in writing of any action, administrative or legal proceeding or investigation as to which this indemnification may apply, and Tenant, at Tenant's expense, shall assume on behalf of each and every Landlord Indemnitee and conduct with due diligence and in good faith the defense thereof with counsel reasonably satisfactory to Landlord; provided, however, that any Landlord Indemnitee shall have the right, at its option, to be represented therein by advisory counsel of its own selection and at its own expense. In the event of failure by Tenant to fully perform in accordance with this Paragraph, Landlord, at its option, and without relieving Tenant of its obligations hereunder, may so perform, but all costs and expenses so incurred by Landlord in that event shall be reimbursed by Tenant to Landlord, together with interest on the same from the date any such expense was paid by Landlord until reimbursed by Tenant, at the rate of interest provided to be paid on judgments, by the law of the jurisdiction to which the interpretation of this Lease is subject. The indemnification provided in Paragraph 8(b) shall not be limited to damages, compensation or benefits payable under insurance policies, workers' compensation acts, disability benefit acts or other employees' benefit acts.

         (d)  Insurance.

         (i) Tenant at all times during the Lease Term shall, at its own expense, keep in full force and effect (A) commercial general liability insurance providing coverage against bodily injury and disease, including death resulting therefrom, bodily injury and property damage to a combined single limit of $3,000,000 to one or more than one person as the result of any one accident or occurrence, which shall include provision for contractual liability coverage insuring Tenant for the performance of its indemnity obligations set forth in this Paragraph 8 and in Paragraph 6(g)(ii) of this Lease, (B) worker's compensation insurance to the statutory limit, if any, and employer's liability insurance to the limit of $500,000 per occurrence, (C) All Risk or Causes of Loss - Special Form property insurance covering full replacement value of all of Tenant's personal property, trade fixtures and improvements in the Premises and (D) flood insurance covering full replacement value of all of Tenant's personal property, trade fixtures and improvements in the Premises. Landlord and its designated property management firm shall be named an additional insured on each of said policies (excluding the worker's compensation policy) and said policies shall be issued by an insurance company or companies authorized to do business in Illinois and which have policyholder ratings not lower than "A-" and financial ratings not lower than "VII" in Best's Insurance Guide (latest edition in effect as of the Date of Lease and subsequently in effect as of the date of renewal of the required policies). EACH OF SAID POLICIES SHALL ALSO INCLUDE A WAIVER OF SUBROGATION PROVISION OR ENDORSEMENT IN FAVOR OF LANDLORD, AND AN ENDORSEMENT PROVIDING THAT LANDLORD SHALL RECEIVE THIRTY (30) DAYS PRIOR WRITTEN NOTICE OF ANY CANCELLATION OF, NONRENEWAL OF, REDUCTION OF COVERAGE OR MATERIAL CHANGE IN COVERAGE ON SAID POLICIES. Tenant hereby waives its right of recovery against any Landlord Indemnitee of any amounts paid by Tenant or on Tenant's behalf to satisfy applicable worker's compensation laws. The policies or duly executed certificates showing the material terms for the same, together with satisfactory evidence of the payment of the premiums therefor, shall be deposited with Landlord on the date Tenant first occupies the Premises and upon renewals of such policies not less than fifteen (15) days prior to the expiration of the term of such coverage. If certificates are supplied rather than the policies themselves, Tenant shall allow Landlord, at all reasonable times, to inspect the policies of insurance required herein.

         (ii) It is expressly understood and agreed that the coverages required represent Landlord's minimum requirements and such are not to be construed to void or limit Tenant's obligations contained in this Lease, including without limitation Tenant's indemnity obligations hereunder. Neither shall (A) the insolvency, bankruptcy or failure of any insurance company carrying Tenant, (B) the failure of any insurance company to pay claims occurring nor (C) any exclusion from or insufficiency of coverage be held to affect, negate or waive any of Tenant's indemnity obligations under this Paragraph 8 and Paragraph 6(g)(ii) or any other provision of this Lease. With respect to insurance coverages, except worker's compensation, maintained hereunder by Tenant and insurance coverages separately obtained by Landlord, all insurance coverages afforded by policies of insurance maintained by Tenant shall be primary insurance as such coverages apply to Landlord, and such insurance coverages separately maintained by Landlord shall be excess, and Tenant shall have its insurance policies so endorsed. The amount of liability insurance under insurance policies maintained by Tenant shall not be reduced by the existence of insurance coverage under policies separately maintained by Landlord. Tenant shall be solely responsible for any premiums, assessments, penalties, deductible assumptions, retentions, audits, retrospective adjustments or any other kind of payment due under its policies.

        (iii) Tenant's occupancy of the Premises without delivering the certificates of insurance shall not constitute a waiver of Tenant's obligations to provide the required coverages. If Tenant provides to Landlord a certificate that does not evidence the coverages required herein, or that is faulty in any respect, such shall not constitute a waiver of Tenant's obligations to provide the proper insurance.

         (iv) Throughout the Lease Term, Landlord agrees to maintain (i) fire and extended coverage insurance on the insurable portions of Building and the remainder of the Project in an amount not less than the fair replacement value thereof, subject to reasonable deductibles (ii) boiler and machinery insurance amounts and with deductibles that would be considered standard for similar class building in Chicago, Illinois metropolitan area and (iii) commercial general liability insurance with a combined single limit coverage of at least $1,000,000.00 per occurrence. All such insurance shall be obtained from insurers Landlord reasonably believes to be financially responsible in light of the risks being insured. The premiums for any such insurance shall be a part of Operating Costs.

         (e) Mutual Waivers of Recovery. Landlord, Tenant, and all parties claiming under them, each mutually release and discharge each other from responsibility for that portion of any loss or damage paid or reimbursed by an insurer of Landlord or Tenant under any fire, extended coverage or other property insurance policy maintained by Tenant with respect to its Premises or by Landlord with respect to the Building or the Project (or which would have been paid had the insurance required to be maintained hereunder been in full force and effect), no matter how caused, including negligence, and each waives any right of recovery from the other including, but not limited to, claims for contribution or indemnity, which might otherwise exist on account thereof. Any fire, extended coverage or property insurance policy maintained by Tenant with respect to the Premises, or Landlord with respect to the Building or the Project, shall contain, in the case of Tenant's policies, a waiver of subrogation provision or endorsement in favor of Landlord, and in the case of Landlord's policies, a waiver of subrogation provision or endorsement in favor of Tenant, or, in the event that such insurers cannot or shall not include or attach such waiver of subrogation provision or endorsement, Tenant and Landlord shall obtain the approval and consent of their respective insurers, in writing, to the terms of this Lease. Tenant agrees to indemnify, protect, defend and hold harmless each and all of the Landlord Indemnitees from and against any claim, suit or cause of action asserted or brought by Tenant's insurers for, on behalf of, or in the name of Tenant, including, but not limited to, claims for contribution, indemnity or subrogation, brought in contravention of this paragraph. The mutual releases, discharges and waivers contained in this provision shall apply EVEN IF THE LOSS OR DAMAGE TO WHICH THIS PROVISION APPLIES IS CAUSED SOLELY OR IN PART BY THE NEGLIGENCE OF LANDLORD OR TENANT.

         (f) Business Interruption. Landlord shall not be responsible for, and Tenant releases and discharges Landlord from, and Tenant further waives any right of recovery from Landlord for, any loss for or from business interruption or loss of use of the Premises suffered by Tenant in connection with Tenant's use or occupancy of the Premises, EVEN IF SUCH LOSS IS CAUSED SOLELY OR IN PART BY THE NEGLIGENCE OF LANDLORD.

         (g) Adjustment of Claims. Tenant shall cooperate with Landlord and Landlord's insurers in the adjustment of any insurance claim pertaining to the Building or the Project or Landlord's use thereof.

         (h) Increase in Landlord's Insurance Costs. Tenant agrees to pay to Landlord any increase in premiums for Landlord's insurance policies resulting from Tenant's use or occupancy of the Premises.

         (i) Failure to Maintain Insurance. Any failure of Tenant to obtain and maintain the insurance policies and coverages required hereunder or failure by Tenant to meet any of the insurance requirements of this Lease shall constitute an event of default hereunder, and such failure shall entitle Landlord to pursue, exercise or obtain any of the remedies provided for in Paragraph 12(b), and Tenant shall be solely responsible for any loss suffered by Landlord as a result of such failure. In the event of failure by Tenant to maintain the insurance policies and coverages required by this Lease or to meet any of the insurance requirements of this Lease, Landlord, at its option, and without relieving Tenant of its obligations hereunder, may obtain said insurance policies and coverages or perform any other insurance obligation of Tenant, but all costs and expenses incurred by Landlord in obtaining such insurance or performing Tenant's insurance obligations shall be reimbursed by Tenant to Landlord, together with interest on same from the date any such cost or expense was paid by Landlord until reimbursed by Tenant, at the rate of interest provided to be paid on judgments, by the law of the jurisdiction to which the interpretation of this Lease is subject.

9.       FIRE OR CASUALTY
         ----------------

         (a) Subject to the provisions of this Paragraph 9, in the event the Premises, or access thereto, is wholly or partially destroyed by fire or other casualty, Landlord shall (to the extent permitted by Law and covenants, conditions and restrictions then applicable to the Project) rebuild, repair or restore the Premises and access thereto to substantially the same condition as existing immediately prior to such destruction and this Lease shall continue in full force and effect. Notwithstanding the foregoing,
              (i) Landlord's obligation to rebuild, repair or restore the Premises shall not apply to any personal property, above-standard tenant improvements or other items installed or contained in the Premises, and (ii) Landlord shall have no obligation whatsoever to rebuild, repair or restore the Premises with respect to any damage or destruction occurring during the last twelve (12) months of the term of this Lease or any extension of the term.

         (b) Landlord may elect to terminate this Lease in any of the following cases of damage or destruction to the Premises, the Building or the Project: (i) where the cost of rebuilding, repairing and restoring (collectively, "Restoration") of the Building or the Project, would, regardless of the lack of damage to the Premises or access thereto, in the reasonable opinion of Landlord, exceed twenty percent (20%) of the then replacement cost of the Building;
              (ii) where, in the case of any damage or destruction to any portion of the Building or the Project by uninsured casualty, the cost of Restoration of the Building or the Project, in the reasonable opinion of Landlord, exceeds $500,000; or (iii) where, in the case of any damage or destruction to the Premises or access thereto by uninsured casualty, the cost of Restoration of the Premises or access thereto, in the reasonable opinion of Landlord, exceeds twenty percent (20%) of the replacement cost of the Premises. Any such termination shall be made by thirty (30) days' prior written notice to Tenant given within sixty (60) days of the date of such damage or destruction. If this Lease is not terminated by Landlord and as the result of any damage or destruction, the Premises, or a portion thereof, are rendered untenantable, the Basic Annual Rent shall abate reasonably during the period of Restoration (based upon the extent to which such damage and Restoration materially interfere with Tenant's business in the Premises). This Lease shall be considered an express agreement governing any case of damage to or destruction of the Premises, the Building or the Project.

         Notwithstanding the foregoing, Tenant shall have the right to terminate this Lease if (i) more than fifty percent (50%) of the Premises are rendered untenantable for a period of one hundred eighty (180) days after the date of damage or destruction (the "180 Day Period"), by delivering written notice to Landlord of its intent to terminate this Lease after the 180 Day Period but prior to the substantial completion of the Restoration of the Building, or (ii) a material casualty occurs in the last twelve (12) months of the Lease Term, by delivering written notice to Landlord of its intent to terminate this Lease within thirty (30) days after such casualty.

10.      EMINENT DOMAIN
         --------------

         In the event the whole of the Premises, the Building or the Project shall be taken under the power of eminent domain, or sold to prevent the exercise thereof (collectively, a "Taking"), this Lease shall automatically terminate as of the date of such Taking. In the event a Taking of a portion of the Project, the Building or the Premises shall, in the reasonable opinion of Landlord, substantially interfere with Landlord's operation thereof, Landlord may terminate this Lease upon thirty (30) days' written notice to Tenant given at any time within sixty (60) days following the date of such Taking. For purposes of this Lease, the date of Taking shall be the earlier of the date of transfer of title resulting from such Taking or the date of transfer of possession resulting from such Taking. In the event that a portion of the Premises is so taken and this Lease is not terminated, Landlord shall, with reasonable diligence, use commercially reasonable efforts to proceed to restore (to the extent permitted by Law and covenants, conditions and restrictions then applicable to the Project) the Premises (other than Tenant's personal property and fixtures, and above-standard tenant improvements) to a complete, functioning unit. In such case, the Basic Annual Rent shall be reduced proportionately based on the portion of the Premises so taken. If all or any portion of the Premises is the subject of a temporary Taking, this Lease shall remain in full force and effect and Tenant shall continue to perform each of its obligations under this Lease; in such case, Tenant shall be entitled to receive the entire award allocable to the temporary Taking of the Premises. Except as provided herein, Tenant shall not assert any claim against Landlord or the condemning authority for, and hereby assigns to Landlord, any compensation in connection with any such Taking, and Landlord shall be entitled to receive the entire amount of any award therefor, without deduction for any estate or interest of Tenant. Nothing contained in this Paragraph 10 shall be deemed to give Landlord any interest in, or prevent Tenant from seeking any award against the condemning authority for the Taking of personal property, fixtures, above standard tenant improvements of Tenant or for relocation or moving expenses recoverable by Tenant from the condemning authority. This Paragraph 10 shall be Tenant's sole and exclusive remedy in the event of a Taking.

11.      ASSIGNMENT AND SUBLETTING
         -------------------------

         (a) Tenant shall not directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, assign, sublet, mortgage, hypothecate or otherwise encumber all or any portion of its interest in this Lease or in the Premises or grant any license in or suffer any person other than Tenant or its employees to use or occupy the Premises or any part thereof without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld. Any such attempted assignment, subletting, license, mortgage, hypothecation, other encumbrance or other use or occupancy without the consent of Landlord shall be null and void and of no effect. Any mortgage, hypothecation or encumbrance of all or any portion of Tenant's interest in this Lease or in the Premises and any grant of a license or sufferance of any person other than Tenant or its employees to use or occupy the Premises or any part thereof shall be deemed to be an "assignment" of this Lease. In addition, as used in this Paragraph 11, the term "Tenant" shall also mean any entity that has guaranteed Tenant's obligations under this Lease, and the restrictions applicable to Tenant contained herein shall also be applicable to such guarantor. Landlord's agreement to not unreasonably withhold its consent shall only apply to the first assignment or sublease under the Lease. Provided no event of default has occurred and is continuing under this Lease, upon thirty (30) days prior written notice to Landlord, Tenant may, without Landlord's prior written consent, assign this Lease to (i) an entity into which Tenant is merged or consolidated or to an entity to which substantially all of Tenant's assets are transferred, or (ii) to an entity to which all or substantially all of Tenant's assets are transferred to its parent or an entity controlled by or is commonly controlled with Tenant (collectively "Affiliates"), provided such merger, consolidation, or transfer of assets is for a good business purpose and not principally for the purpose of transferring Tenant's leasehold estate. The term "controlled by" or "commonly controlled with" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such controlled person or entity; the ownership, directly or indirectly, of at least fifty-one percent (51%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, at least fifty-one percent (51%) of the voting interest in, any person or entity shall be presumed to constitute such control.

         (b) No permitted assignment or subletting shall relieve Tenant of its obligation to pay the Rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any subletting or assignment. Consent by Landlord to one subletting or assignment shall not be deemed to constitute a consent to any other or subsequent attempted subletting or assignment. If Tenant desires at any time to assign this Lease or to sublet the Premises or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord all pertinent information relating to the proposed assignee or sublessee, all pertinent information relating to the proposed assignment or sublease, and all such financial information as Landlord may reasonably request concerning the proposed assignee or subtenant. Any approved assignment or sublease shall be expressly subject to the terms and conditions of this Lease.

         (c) At any time within thirty (30) days after Landlord's receipt of the information specified in subparagraph (b) above, Landlord may by written notice to Tenant approve or disapprove its Consent to Sublease. If Landlord has not given written disapproval of the sublease within such thirty (30) days, the sublease shall be deemed to be approved.

         (d) Tenant acknowledges that it shall be reasonable for Landlord to withhold its consent to a proposed assignment or sublease in any of the following instances:

         (i) The assignee or sublessee is not, in Landlord's reasonable opinion, sufficiently creditworthy to perform the obligations such assignee or sublessee will have under this Lease;

         (ii) The intended use of the Premises by the assignee or sublessee is not the same as set forth in this Lease or otherwise reasonably satisfactory to Landlord;

        (iii) The intended use of the Premises by the assignee or sublessee would materially increase the pedestrian or vehicular traffic to the Premises or the Building;

         (iv) Occupancy of the Premises by the assignee or sublessee would, in the good faith judgment of Landlord, violate any agreement binding upon Landlord, the Building or the Project with regard to the identity of tenants, usage in the Building, or similar matters;

         (v) The assignee or sublessee is then negotiating with Landlord or has negotiated with Landlord within the previous three (3) months, or is a current tenant or subtenant within the Building or Project;

         (vi) The identity or business reputation of the assignee or sublessee will, in the good faith judgment of Landlord, tend to damage the goodwill or reputation of the Building or Project; or

        (vii) In the case of a sublease, the subtenant has not acknowledged that the Lease controls over any inconsistent provision in the sublease.

The foregoing criteria shall not exclude any other reasonable basis for Landlord to refuse its consent to such assignment or sublease.

         (e) Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant's obligations under this Lease shall at all times during the initial term and any subsequent renewals or extensions remain fully responsible and liable for the payment of the rent and for compliance with all of Tenant's other obligations under this Lease. In the event that the Rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment, plus any bonus or other consideration therefor or incident thereto) exceeds the Rent payable under this Lease, then Tenant shall be bound and obligated to pay Landlord, as additional rent hereunder, 50% of the excess Rent that exceeds Tenant's expenses and concessions relative to such assignment of sublease within thirty (30) days following receipt thereof by Tenant.

         (f) If this Lease is assigned or if the Premises is subleased (whether in whole or in part), or in the event of the mortgage, pledge, or hypothecation of Tenant's leasehold interest, or grant of any concession or license within the Premises, or if the Premises are occupied in whole or in part by anyone other than Tenant, then upon a default by Tenant hereunder Landlord may collect Rent from the assignee, sublessee, mortgagee, pledgee, party to whom the leasehold interest was hypothecated, concessionee or licensee or other occupant and, except to the extent set forth in the preceding paragraph, apply the amount collected to the next Rent payable hereunder; and all such Rent collected by Tenant shall be held in deposit for Landlord and immediately forwarded to Landlord. No such transaction or collection of Rent or application thereof by Landlord, however, shall be deemed a waiver of these provisions or a release of Tenant from the further performance by Tenant of its covenants, duties, or obligations hereunder.

         (g) Should Tenant request of Landlord the right to assign or sublet, Landlord shall charge its direct fees for such review but in no event an amount more than Seven Hundred Fifty and No/100 Dollars ($750.00).

         (h) Notwithstanding any provision of this Lease to the contrary, in the event this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute the property of Tenant or Tenant's estate within the meaning of the Bankruptcy Code. All such money and other consideration not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid or delivered to Landlord.

12.      DEFAULT
         -------

         (a) Events of Default. The following events shall be deemed to be events of default (herein so called) by Tenant under this Lease:
              (i) Tenant shall fail to pay Rent or any other rental or sums payable by Tenant hereunder within five (5) days after Landlord notifies Tenant of such nonpayment; provided, however, Landlord shall only be obligated to provide such written notice to Tenant one (1) time within any Lease Year and in the event Tenant fails to timely pay Rent or any other sums for a second time during any Lease Year, then Tenant shall be in default for such late payment and Landlord shall have no obligation or duty to provide notice of such non-payment to Tenant prior to declaring an event of default under this Lease; (ii) Tenant shall fail to comply or commence to comply with or observe any other provision of this Lease and such failure shall continue for thirty (30) days after written notice to Tenant (or, in the case of Tenant's failure to comply with or observe any other single provision of this Lease more than three
              (3) times during the Lease Term, upon the occurrence of the fourth and all subsequent such failures, without notice from Landlord);
              (iii) Tenant or any guarantor of Tenant's obligations hereunder shall make a general assignment for the benefit of creditors; (iv) any petition shall be filed by or against Tenant or any guarantor of Tenant's obligations hereunder under the United States Bankruptcy Code, as amended, or under any similar law or statute of the United States or any state thereof, and such petition shall not be dismissed within sixty (60) days of filing, or Tenant or any guarantor of Tenant's obligations hereunder shall be adjudged bankrupt or insolvent in proceedings filed thereunder; (v) a receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations hereunder, and such appointment shall not be vacated or otherwise terminated, and the action in which such appointment was ordered dismissed, within 90 days of filing; (vi) Tenant shall fail to take possession of or shall desert, or abandon the Premises without paying rent; (vii) the occurrence of an event described in clause (iv) or (v) of this Paragraph (without regard to any cure periods contained therein), and the failure thereafter of Tenant (A) to timely and fully make any payment of Rent or any other sum of money due hereunder or (B) to perform or observe any other covenant, condition or agreement to be performed or observed by it hereunder.

         (b) Remedies. Upon the occurrence of any event of default specified in this Lease, Landlord shall have the option to pursue any (i) one or more of the following remedies without any notice or demand whatsoever and without releasing Tenant from any obligation under this Lease; or (ii) other remedy offered Landlord in law or in equity:

         (i) Tenant hereby waives all claims for damages which may be caused by the re entry of Landlord and taking possession of the Premises or removing or storing the furniture and property as herein provided, and will save Landlord harmless from any loss, costs, or damages occasioned Landlord thereby, and no such re entry shall be considered or construed to be a forcible entry.

         (ii) Should Landlord elect to re enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law; it may either terminate this Lease or it may from time to time, without terminating this Lease, re let the Premises or any part thereof for such terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises.

        (iii) Landlord may elect to apply rentals received by it (i) to the payment of any indebtedness, other than rent, due hereunder from Tenant to Landlord; (ii) to the payment of any cost of such re letting including but not limited to any broker's commissions or fees in connection therewith; (iii) to the payment of the cost of any alterations and repairs to the Premises; (iv) to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Should such rentals received from such re letting after application by Landlord to the payments described in foregoing clauses (i) through (iv) during any month be less than that agreed to be paid during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly on demand by Landlord.

         (iv) In lieu of electing to receive and apply rentals as provided in the immediately preceding paragraph, Landlord may elect to receive from Tenant as and for Landlord's liquidated damages for Tenant's default, an amount equal to the present value of the entire amount of Basic Annual Rent provided for in this Lease for the remainder of the Lease Term, which amount shall be forthwith due and payable by Tenant upon its being advised of such election by Landlord.

         (v) No such re entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of same is given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such re letting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

         (vi) Nothing herein contained shall limit or prejudice the right of Landlord to provide for and obtain as damages by reason of any such termination of this Lease or of possession an amount equal to the maximum allowed by any statute or rule of law in effect at the time when such termination takes place, whether or not such amount be greater, equal to or less than the amounts of damages which Landlord may elect to receive as set forth above. Notwithstanding anything to the contrary herein contained or any other rights exercised by Landlord hereunder, upon the occurrence of an event of a monetary or material default by Tenant under the terms of this Lease, rent which otherwise would be due or would have been due except for any abatement provided for in this Lease shall be immediately due and payable.

         (c) No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing by agreement, applicable law or in equity. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the covenants, agreements, conditions or provisions of this Lease, or to a decree compelling performance of any of the other covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

         (d) Effect of Suit or Partial Collection. Institution of a forcible detainer action to re-enter the Premises shall not be construed to be an election by Landlord to terminate this Lease. Landlord may collect and receive any Rent due from Tenant and the payment thereof shall not constitute a waiver of or affect any notice or demand given, suit instituted or judgment obtained by Landlord, or be held to waive or alter the rights or remedies which Landlord may have at law or in equity or by virtue of this Lease at the time of such payment.

         (e) Remedies Cumulative. All rights and remedies of Landlord herein or existing at law or in equity are cumulative and the exercise of one or more rights or remedies shall not be taken to exclude or waive the right to the exercise of any other.

         (f) Late Payment Charge and Interest Payable. Landlord may, without further notice to Tenant, impose a late payment charge equal to five percent (5%) of any amount due if any amount due under this Lease is not paid within five (5) days from the date Tenant receives written notice from Landlord of such amount being due; provided, however, Landlord shall only be obligated to provide such written notice to Tenant two (2) times within any Lease Year and in the event Tenant fails to timely pay Basic Annual Rent for a third time during any Lease Year, then, Landlord may, without further notice to Tenant, impose a late payment charge equal to five percent (5%) of any amount due under this Lease. In addition, any payment due under this Lease not paid within ten (10) days after the date herein specified to be paid shall bear interest from the date such payment is due to the date of actual payment at the rate of eighteen percent (18%) per annum or the highest lawful rate of interest permitted by Illinois or federal law, whichever rate of interest is lower.

         (g) Cashier's Check. If Tenant fails to timely make two (2) consecutive payments of Basic Annual Rent or any two (2) such payments are returned for insufficient funds, then, in addition to any other remedy Landlord may have, Landlord may require that all future payments be made by cashier's check or money order.

13.      ACCESS; CONSTRUCTION
         --------------------

         Landlord reserves the right to use the roof and exterior walls of the Premises and the area beneath, adjacent to and above the Premises, together with the right to install, use, maintain, repair, replace and relocate equipment, machinery, meters, pipes, ducts, plumbing, conduits and wiring through the Premises, which serve other portions of the Building or the Project in a manner and in locations which do not unreasonably interfere with Tenant's use of the Premises. In addition, Landlord shall have free access to any and all mechanical installations of Landlord or Tenant, including, without limitation, machine rooms, telephone rooms and electrical closets. Tenant agrees that there shall be no construction of partitions or other obstructions which materially interfere with or which threaten to materially interfere with Landlord's free access thereto, or materially interfere with the moving of Landlord's equipment to or from the enclosures containing said installations. Upon at least twenty-four
(24) hours' prior notice (except in the event of an emergency, when no notice shall be necessary), Landlord reserves and shall at any time and all times have the right to enter the Premises to inspect the same, to provide services required pursuant to the Lease, to exhibit the Premises to prospective purchasers, lenders or tenants, (only the right to show tenants within the last 6 months of the term) to post notices of non-responsibility pursuant to an Event of Default as required per Illinois Law, without being deemed guilty of an eviction of Tenant and without liability for abatement of Rent or otherwise. For such purposes, Landlord may also erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed. Landlord shall conduct all such inspections and/or improvements, alterations and repairs so as to minimize, to the extent reasonably practical and without additional expense to Landlord, any interruption of or interference with the business of Tenant. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of such purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises (excluding Tenant's vaults and safes, access to which shall be provided by Tenant upon Landlord's reasonable request). Landlord shall have the right to use any and all means which Landlord may deem proper in an emergency in order to obtain entry to the Premises or any portion thereof, and Landlord shall have the right, at any time during the Lease Term, to provide whatever access control measures it deems reasonably necessary to the Project, without any interruption or abatement in the payment of Rent by Tenant. Any entry into the Premises obtained by Landlord by any of such means shall not under any circumstances be construed to be a forcible or unlawful entry into, or a detainer of, the Premises, or any eviction of Tenant from the Premises or any portion thereof. No provision of this Lease shall be construed as obligating Landlord to perform any repairs, Alterations or decorations to the Premises or the Project except as otherwise expressly agreed to be performed by Landlord pursuant to the provisions of this Lease.

14.      BANKRUPTCY
         ----------

         (a) If at any time on or before the Commencement Date there shall be filed by or against Tenant in any court, tribunal, administrative agency or any other forum having jurisdiction, pursuant to any applicable law, either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver, trustee or conservator of all or a portion of Tenant's property, or if Tenant makes an assignment for the benefit of creditors, this Lease shall ipso facto be canceled and terminated and in such event neither Tenant nor any person claiming through or under Tenant or by virtue of any applicable law or by an order of any court, tribunal, administrative agency or any other forum having jurisdiction, shall be entitled to possession of the Premises and Landlord, in addition to the other rights and remedies given by Paragraph 12 hereof or by virtue of any other provision contained in this Lease or by virtue of any applicable law, may retain as damages any Rent, Security Deposit or moneys received by it from Tenant or others on behalf of Tenant.

         (b) If, after the Commencement Date, or if at any time during the term of this Lease, there shall be filed against Tenant in any court, tribunal, administrative agency or any other forum having jurisdiction, pursuant to any applicable law, either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver, trustee or conservator of all or a portion of Tenant's property, and the same is not dismissed after sixty (60) calendar days, or if Tenant makes an assignment for the benefit of creditors, this Lease, at the option of Landlord exercised within a reasonable time after notice of the happening of any one or more of such events, may be canceled and terminated and in such event neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or of an order of any court shall be entitled to possession or to remain in possession of the Premises, but shall forthwith quit and surrender the Premises, and Landlord, in addition to the other rights and remedies granted by Paragraph 12 hereof or by virtue of any other provision contained in this Lease or by virtue of any applicable law, may retain as damages any Rent, Security Deposit or moneys received by it from Tenant or others on behalf of Tenant.

         (c) In the event of the occurrence of any of those events specified in this Paragraph 14, if Landlord shall not choose to exercise, or by applicable law, shall not be able to exercise, its rights hereunder to terminate this Lease upon the occurrence of such events, then, in addition to any other rights of Landlord hereunder or by virtue of applicable law, (i) Landlord shall not be obligated to provide Tenant with any of the utilities or services specified in Paragraph 7, unless Landlord has received compensation in advance for such utilities or services, and the parties agree that Landlord's reasonable estimate of the compensation required with respect to such services shall control, and (ii) neither Tenant, as debtor-in-possession, nor any trustee or other person (hereinafter collectively referred to as the "Assuming Tenant") shall be entitled to assume this Lease unless on or before the date of such assumption, the Assuming Tenant (x) cures, or provides adequate assurance that the latter will promptly cure, any existing default under this Lease, (y) compensates, or provides adequate assurance that the Assuming Tenant will promptly compensate Landlord for any pecuniary loss (including, without limitation, attorneys' fees and disbursements) resulting from such default, and (z) provides adequate assurance of future performance under this Lease, it being covenanted and agreed by the parties that, for such purposes, any cure or compensation shall be effected by the immediate payment of any monetary default or any required compensation, or the immediate correction or bonding of any nonmonetary default. For purposes of this Lease, (i) any "adequate assurance" of such cure or compensation shall be effected by the establishment of an escrow fund for the amount at issue or by the issuance of a bond, and
              (ii) "adequate assurance" of future performance shall be effected by the establishment of an escrow fund for the amount at issue or by the issuance of a bond.

15.      SUBSTITUTION OF PREMISES  --  Intentionally Deleted.
         ----------------------------------------------------

16.      SUBORDINATION; ATTORNMENT; ESTOPPEL CERTIFICATES
         ------------------------------------------------

         (a) Tenant agrees that this Lease and the rights of Tenant hereunder shall be subject and subordinate to any and all deeds of trust, security interests, mortgages, master leases, ground leases or other security documents and any and all modifications, renewals, extensions, consolidations and replacements thereof (collectively, "Security Documents") which now or hereafter constitute a lien upon or affect the Project, the Building or the Premises. Such subordination shall be effective without the necessity of the execution by Tenant of any additional document for the purpose of evidencing or effecting such subordination. In addition, Landlord shall have the right to subordinate or cause to be subordinated any such Security Documents to this Lease and in such case, in the event of the termination or transfer of Landlord's estate or interest in the Project by reason of any termination or foreclosure of any such Security Documents, Tenant shall, notwithstanding such subordination, attorn to and become the Tenant of the successor in interest to Landlord at the option of such successor in interest. Furthermore, Tenant shall within thirty (30) days of demand therefor execute any instruments or other documents which may be required by Landlord or the holder of any Security Document and specifically shall execute, acknowledge and deliver within thirty (30) days of demand therefor a subordination of lease or subordination of deed of trust, in the form required by the holder of the Security Document requesting the document; the failure to do so by Tenant within such time period shall be a material default hereunder; provided, however, the new landlord or the holder of any Security Document shall agree that Tenant's quiet enjoyment of the Premises shall not be disturbed as long as Tenant is not in default under this Lease. Upon Tenant's request, Landlord shall have the current mortgagee provide to Tenant such mortgagee's current form of SNDA.

         (b) If any proceeding is brought for default under any ground or master lease to which this Lease is subject or in the event of foreclosure or the exercise of the power of sale under any mortgage, deed of trust or other Security Document made by Landlord covering the Premises, at the election of such ground lessor, master lessor or purchaser at foreclosure, Tenant shall attorn to and recognize the same as Landlord under this Lease, provided such successor expressly agrees in writing to be bound to all future obligations by the terms of this Lease, and if so requested, Tenant shall enter into a new lease with that successor on the same terms and conditions as are contained in this Lease (for the unexpired term of this Lease then remaining).

         (c) In addition to any statutory lien for Rent in Landlord's favor, Landlord (the secured party for purposes hereof) shall have and Tenant (the debtor for purposes hereof) hereby grants to Landlord, an express contract lien and a continuing security interest to secure the payment of all Rent due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory and other personal property of Tenant (and any transferees or other occupants of the Premises) presently or hereafter situated on the Premises and upon all proceeds of any insurance which may accrue to Tenant by reason of damage or destruction of any such property. In the event of a default under this Lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code of the state in which the Premises is located, including without limitation the right to sell the property described in this paragraph at public or private sale upon ten (10) days' notice to Tenant, which notice Tenant hereby agrees is adequate and reasonable. Tenant hereby agrees to execute such other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created. Any statutory lien for Rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto. Landlord and Tenant agree that this Lease and the security interest granted herein serve as a financing statement, and a copy or photographic or other reproduction of this paragraph of this Lease may be filed of record by Landlord and have the same force and effect as the original. Tenant warrants and represents that the collateral subject to the security interest granted herein is not purchased or used by Tenant for personal, family or household purposes. Tenant further warrants and represents to Landlord that the lien granted herein constitutes a first and superior lien and that Tenant will not allow the placing of any other lien upon any of the property described in this paragraph without the prior written consent of Landlord.

         (d) Tenant shall, upon not less than fifteen (15) days' prior notice by Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying to those facts for which certification has been requested by Landlord or any current or prospective purchaser, holder of any Security Document, ground lessor or master lessor, including, but without limitation, that
              (i) this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (ii) the dates to which the Basic Annual Rent, Additional Rent and other charges hereunder have been paid, if any, and (iii) whether or not to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which Tenant may have knowledge. The form of the statement attached hereto as Exhibit E is hereby approved by Tenant for use pursuant to this subparagraph (d); however, at Landlord's option, Landlord shall have the right to use other forms for such purpose. Tenant's failure to execute and deliver such statement within such time shall, at the option of Landlord, constitute a material default under this Lease and, in any event, shall be conclusive upon Tenant that this Lease is in full force and effect without modification except as may be represented by Landlord in any such certificate prepared by Landlord and delivered to Tenant for execution. Any statement delivered pursuant to this Paragraph 16 may be relied upon by any prospective purchaser of the fee of the Building or the Project or any mortgagee, ground lessor or other like encumbrancer thereof or any assignee of any such encumbrance upon the Building or the Project.

17.      SALE BY LANDLORD; TENANT'S REMEDIES; NONRECOURSE LIABILITY
         ----------------------------------------------------------

         (a) In the event of a sale or conveyance by Landlord of the Building or the Project, Landlord shall be released from any and all liability under this Lease, provided that the purchaser of the Building assumes the Lease. If the Security Deposit has been made by Tenant prior to such sale or conveyance, Landlord shall transfer the Security Deposit to the purchaser, and upon delivery to Tenant of notice thereof, Landlord shall be discharged from any further liability in reference thereto.

         (b) Landlord shall not be in default of any obligation of Landlord hereunder unless Landlord fails to perform any of its obligations under this Lease within thirty (30) days after receipt of written notice of such failure from Tenant; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, Landlord shall not be in default if Landlord commences to cure such default within the thirty (30) day period and thereafter diligently prosecutes the same to completion. All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord's obligations hereunder.

         (c) Any liability of Landlord for a default by Landlord under this Lease, or a breach by Landlord of any of its obligations under the Lease, shall be limited solely to its interest in the Project, and in no event shall any personal liability be asserted against Landlord in connection with this Lease nor shall any recourse be had to any other property or assets of Landlord. Tenant's sole and exclusive remedy for a default or breach of this Lease by Landlord shall be either (i) an action for damages, or (ii) an action for injunctive relief; Tenant hereby waiving and agreeing that Tenant shall have no offset rights or right to terminate this Lease on account of any breach or default by Landlord under this Lease. Under no circumstances whatsoever shall Landlord ever be liable for punitive, consequential or special damages under this Lease and Tenant waives any rights it may have to such damages under this Lease in the event of a breach or default by Landlord under this Lease.

         (d) As a condition to the effectiveness of any notice of default given by Tenant to Landlord, Tenant shall also concurrently give such notice under the provisions of Paragraph 17(b) to each beneficiary under a Security Document encumbering the Project of whom Tenant has received written notice (such notice to specify the address of the beneficiary). In the event Landlord shall fail to cure any breach or default within the time period specified in subparagraph
              (b), then prior to the pursuit of any remedy therefor by Tenant, each such beneficiary shall have an additional thirty (30) days within which to cure such default, or if such default cannot reasonably be cured within such period, then each such beneficiary shall have such additional time as shall be necessary to cure such default, provided that within such thirty (30) day period, such beneficiary has commenced and is diligently pursuing the remedies available to it which are necessary to cure such default (including, without limitation, as appropriate, commencement of foreclosure proceedings).

18.      PARKING; COMMON AREAS
         ---------------------

         (a) Tenant shall have the right to the nonexclusive use of the number of parking spaces located in the parking areas of the Project specified in Item 13 of the Basic Lease Provisions for the parking of operational motor vehicles used by Tenant, its officers and employees only. Landlord reserves the right, at any time upon written notice to Tenant, to designate the location of Tenant's parking spaces as determined by Landlord in its reasonable discretion. The use of such spaces shall be subject to the rules and regulations adopted by Landlord from time to time for the use of the parking areas. Landlord further reserves the right to make such changes to the parking system as Landlord may deem necessary or reasonable from time to time; i.e., Landlord may provide for one or a combination of parking systems, including, without limitation, self-parking, single or double stall parking spaces, and valet assisted parking. Tenant shall pay such reasonable amounts as may be charged by Landlord to Tenant for such right of use from time to time. Tenant agrees that Tenant, its officers and employees shall not be entitled to park in any reserved or specially assigned areas designated by Landlord from time to time in the Project's parking areas. Landlord may require execution of an agreement with respect to the use of such parking areas by Tenant and/or its officers and employees in form satisfactory to Landlord as a condition of any such use by Tenant, its officers and employees. A default by Tenant, its officers or employees in the payment of such charges, the compliance with such rules and regulations, or the performance of such agreement(s) shall constitute a material default by Tenant hereunder. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's officers, employees, suppliers, shippers, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities. If Tenant permits or allows any of the prohibited activities described in this Paragraph, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord.

         (b) Subject to subparagraph (c) below and the remaining provisions of this Lease, Tenant shall have the nonexclusive right, in common with others, to the use of such entrances, lobbies, restrooms, elevators, ramps, drives, stairs, and similar access ways and service ways and other common areas and facilities in and adjacent to the Building and the Project as are designated from time to time by Landlord for the general nonexclusive use of Landlord, Tenant and the other tenants of the Project and their respective employees, agents, representatives, licensees and invitees ("Common Areas"). The use of such Common Areas shall be subject to the rules and regulations contained herein and the provisions of any covenants, conditions and restrictions affecting the Building or the Project. Tenant shall keep all of the Common Areas free and clear of any obstructions created or permitted by Tenant or resulting from Tenant's operations, and shall use the Common Areas only for normal activities, parking and ingress and egress by Tenant and its employees, agents, representatives, licensees and invitees to and from the Premises, the Building or the Project.

              If, in the reasonable opinion of Landlord, unauthorized persons are using the Common Areas by reason of the presence of Tenant in the Premises, Tenant, upon demand of Landlord, shall correct such situation by appropriate action or proceedings against all such unauthorized persons. Nothing herein shall affect the rights of Landlord at any time to remove any such unauthorized persons from said areas or to prevent the use of any of said areas by unauthorized persons. Landlord reserves the right to make such changes, alterations, additions, deletions, improvements, repairs or replacements in or to the Building, the Project (including the Premises) and the Common Areas as Landlord may reasonably deem necessary or desirable, including, without limitation, constructing new buildings and making changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading areas, landscaped areas and walkways; provided, however, that there shall be no unreasonable permanent obstruction of access to or use of the Premises resulting therefrom. In the event that the Project is not completed on the date of execution of this Lease, Landlord shall have the sole judgment and discretion to determine the architecture, design, appearance, construction, workmanship, materials and equipment with respect to construction of the Project. Notwithstanding any provision of this Lease to the contrary, the Common Areas shall not in any event be deemed to be a portion of or included within the Premises leased to Tenant and the Premises shall not be deemed to be a portion of the Common Areas. This Lease is granted subject to the terms hereof, the rights and interests of third parties under existing liens, ground leases, easements and encumbrances affecting such property, all zoning regulations, rules, ordinances, building restrictions and other laws and regulations now in effect or hereafter adopted by any governmental authority having jurisdiction over the Project or any part thereof.

         (c) Notwithstanding any provision of this Lease to the contrary, Landlord specifically reserves the right to redefine the term "Project" for purposes of allocating and calculating Operating Costs so as to include or exclude areas as Landlord shall from time to time determine or specify (and any such determination or specification shall be without prejudice to Landlord's right to revise thereafter such determination or specification). In addition, Landlord shall have the right to contract or otherwise arrange for amenities, services or utilities (the cost of which is included within Operating Costs) to be on a common or shared basis to both the Project (i.e., the area with respect to which Operating Costs are determined) and adjacent areas not included within the Project, so long as the basis on which the cost of such amenities, services or utilities is allocated to the Project is determined on an arms-length basis or some other basis reasonably determined by Landlord. In the case where the definition of the Project is revised for purposes of the allocation or determination of Operating Costs, Tenant's Proportionate Share shall be appropriately revised to equal the percentage share of all Rentable Area contained within the Project (as then defined) represented by the Premises. Notwithstanding the foregoing, Landlord agrees that in no event shall Tenant's Proportionate Share of Operating Costs increase due to Landlord redefining the term "Project." Landlord shall have the sole right to determine which portions of the Project and other areas, if any, shall be served by common management, operation, maintenance and repair. Landlord shall also have the right, in its sole discretion, to allocate and prorate any portion or portions of the Operating Costs on a building-by-building basis, on an aggregate basis of all buildings in the Project, or any other reasonable manner, and if allocated on a building-by-building basis, then Tenant's Proportionate Share shall, as to the portion of the Operating Costs so allocated, be based on the ratio of the Rentable Area of the Premises to the Rentable Area of the Building.

19.      MISCELLANEOUS
         -------------

         (a) Attorneys' Fees. In the event of any legal action or proceeding brought by either party against the other arising out of this Lease, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs (including, without limitation, court costs and expert witness fees) incurred in such action. Such amounts shall be included in any judgment rendered in any such action or proceeding.

         (b) Waiver. No waiver by Landlord of any provision of this Lease or of any breach by Tenant hereunder shall be deemed to be a waiver of any other provision hereof, or of any subsequent breach by Tenant. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval under this Lease shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant. No act or thing done by Landlord or Landlord's agents during the term of this Lease shall be deemed an acceptance of a surrender of the Premises, unless in writing signed by Landlord. The delivery of the keys to any employee or agent of Landlord shall not operate as a termination of the Lease or a surrender of the Premises. The acceptance of any Rent by Landlord following a breach of this Lease by Tenant shall not constitute a waiver by Landlord of such breach or any other breach unless such waiver is expressly stated in a writing signed by Landlord.

         (c) Notices. Any notice, demand, request, consent, approval, disapproval or certificate ("Notice") required or desired to be given under this Lease shall be in writing and given by certified mail, return receipt requested, by personal delivery or by Federal Express or a similar nationwide overnight delivery service providing a receipt for delivery. Notices may not be given by facsimile. The date of giving any Notice shall be deemed to be the date upon which delivery is actually made by one of the methods described in this Section 19(c) (or attempted if said delivery is refused or rejected). If a Notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day. All notices, demands, requests, consents, approvals, disapprovals, or certificates shall be addressed at the address specified in Item 14 of the Basic Lease Provisions or to such other addresses as may be specified by written notice from Landlord to Tenant and if to Tenant, at the Premises. Either party may change its address by giving reasonable advance written Notice of its new address in accordance with the methods described in this Paragraph; provided, however, no notice of either party's change of address shall be effective until fifteen (15) days after the addressee's actual receipt thereof.

         (d) Access Control. Landlord shall be the sole determinant of the type and amount of any access control or courtesy guard services to be provided to the Project, if any. IN ALL EVENTS, LANDLORD SHALL NOT BE LIABLE TO TENANT, AND TENANT HEREBY WAIVES ANY CLAIM AGAINST LANDLORD, FOR (I) ANY UNAUTHORIZED OR CRIMINAL ENTRY OF THIRD PARTIES INTO THE PREMISES, THE BUILDING OR THE PROJECT, (II) ANY DAMAGE TO PERSONS, OR (III) ANY LOSS OF PROPERTY IN AND ABOUT THE PREMISES, THE BUILDING OR THE PROJECT, BY OR FROM ANY UNAUTHORIZED OR CRIMINAL ACTS OF THIRD PARTIES, REGARDLESS OF ANY ACTION, INACTION, FAILURE, BREAKDOWN, MALFUNCTION AND/OR INSUFFICIENCY OF THE ACCESS CONTROL OR COURTESY GUARD SERVICES PROVIDED BY LANDLORD.

         (e)  Intentionally deleted.

         (f) Holding Over. If Tenant retains possession of the Premises after the termination of the Lease Term, unless otherwise agreed in writing, such possession shall be subject to immediate termination by Landlord at any time, and all of the other terms and provisions of this Lease (excluding any expansion or renewal option or other similar right or option) shall be applicable during such holdover period, except that Tenant shall pay Landlord from time to time, upon demand, as Basic Annual Rent for the holdover period, an amount equal to One Hundred Fifty percent (150%) the Basic Annual Rent in effect on the termination date, computed on a monthly basis for each month or part thereof during such holding over. All other payments shall continue under the terms of this Lease. In addition, Tenant shall be liable for all damages incurred by Landlord as a result of such holding over. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Paragraph shall not be construed as consent for Tenant to retain possession of the Premises.

         (g) Condition of Premises. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS LEASE, LANDLORD HEREBY DISCLAIMS ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED PURPOSE OR USE, WHICH DISCLAIMER IS HEREBY ACKNOWLEDGED BY TENANT. THE TAKING OF POSSESSION BY TENANT SHALL BE CONCLUSIVE EVIDENCE THAT TENANT:

         (i) ACCEPTS THE PREMISES, THE BUILDING AND LEASEHOLD IMPROVEMENTS AS SUITABLE FOR THE PURPOSES FOR WHICH THE PREMISES WERE LEASED;

         (ii) ACCEPTS THE PREMISES AND PROJECT AS BEING IN GOOD AND SATISFACTORY CONDITION;

        (iii) WAIVES ANY DEFECTS IN THE PREMISES AND ITS APPURTENANCES EXISTING NOW OR IN THE FUTURE, EXCEPT THAT TENANT'S TAKING OF POSSESSION SHALL NOT BE DEEMED TO WAIVE LANDLORD'S COMPLETION OF MINOR FINISH WORK ITEMS THAT DO NOT INTERFERE WITH TENANT'S OCCUPANCY OF THE PREMISES; AND

         (iv) WAIVES ALL CLAIMS BASED ON ANY IMPLIED WARRANTY OF SUITABILITY OR HABITABILITY.

         (h) Quiet Possession. Upon Tenant's paying the Rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the term hereof without hindrance or ejection by any person lawfully claiming under Landlord, subject to the provisions of this Lease and to the provisions of any (i) covenants, conditions and restrictions, (ii) master lease, or (iii) Security Documents to which this Lease is subordinate or may be subordinated.

         (i) Matters of Record. Except as otherwise provided herein, this Lease and Tenant's rights hereunder are subject and subordinate to all matters affecting Landlord's title to the Project recorded in the Real Property Records of the County in which the Project is located, prior to and subsequent to the date hereof, including, without limitation, all covenants, conditions and restrictions. Tenant agrees for itself and all persons in possession or holding under it that it will comply with and not violate any such covenants, conditions and restrictions or other matters of record. Landlord reserves the right, from time to time, to grant such easements, rights and dedications as Landlord deems necessary or desirable, and to cause the recordation of parcel maps and covenants, conditions and restrictions affecting the Premises, the Building or the Project, as long as such easements, rights, dedications, maps, and covenants, conditions and restrictions do not materially interfere with the use of the Premises by Tenant. At Landlord's request, Tenant shall join in the execution of any of the aforementioned documents.

         (j) Successors and Assigns. Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns. Tenant shall attorn to each purchaser, successor or assignee of Landlord.

         (k) Brokers. Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the brokers named in Item 12 of the Basic Lease Provisions and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. Tenant hereby agrees to indemnify, defend and hold Landlord harmless for, from and against all claims for any brokerage commissions, finders' fees or similar payments by any persons other than those listed in Item 12 of the Basic Lease Provisions and all costs, expenses and liabilities incurred in connection with such claims, including reasonable attorneys' fees and costs.

         (l) Name. Landlord shall have the exclusive right at all times during the Lease Term to change, modify, add to or otherwise alter the name, number, or designation of the Building and/or the Project, and Landlord shall not be liable for claims or damages of any kind which may be attributed thereto or result therefrom.

         (m) Examination of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

         (n) Time. Time is of the essence of this Lease and each and all of its provisions.

         (o) Defined Terms and Marginal Headings. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular and for purposes of Articles 5, 7, 13 and 18, the term Landlord shall include Landlord, its employees, contractors and agents. If more than one person is named as Tenant the obligations of such persons are joint and several. The marginal headings and titles to the articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

         (p) Conflict of Laws; Prior Agreements; Separability. This Lease shall be governed by and construed pursuant to the laws of the State of Illinois. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease. No prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. The illegality, invalidity or unenforceability of any provision of this Lease shall in no way impair or invalidate any other provision of this Lease, and such remaining provisions shall remain in full force and effect.

         (q) Authority. If Tenant is a corporation, each individual executing this Lease on behalf of Tenant hereby covenants and warrants that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in the State, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is authorized to do so. If Tenant is a partnership or trust, each individual executing this Lease on behalf of Tenant hereby covenants and warrants that he is duly authorized to execute and deliver this Lease on behalf of Tenant in accordance with the terms of such entity's partnership or trust agreement. Tenant shall provide Landlord on demand with such evidence of such authority as Landlord shall reasonably request, including, without limitation, resolutions, certificates and opinions of counsel.

         (r) Joint and Several Liability. If two or more individuals, corporations, partnerships or other business associations (or any combination of two or more thereof) shall sign this Lease as Tenant, the liability of each such individual, corporation, partnership or other business association to pay Rent and perform all other obligations hereunder shall be deemed to be joint and several, and all notices, payments and agreements given or made by, with or to any one of such individuals, corporations, partnerships or other business associations shall be deemed to have been given or made by, with or to all of them. In like manner, if Tenant shall be a partnership or other business association, the members of which are, by virtue of statute or federal law, subject to personal liability, then the liability of each such member shall be joint and several.

         (s) Rental Allocation. For purposes of Section 467 of the Internal Revenue Code of 1986, as amended from time to time, Landlord and Tenant hereby agree to allocate all Rent to the period in which payment is due, or if later, the period in which Rent is paid.

         (t) Rules and Regulations. Tenant agrees to comply with all rules and regulations of the Building and the Project imposed by Landlord as set forth on Exhibit D attached hereto, as the same may be changed from time to time upon reasonable notice to Tenant. Landlord shall not be liable to Tenant for the failure of any other tenant or any of its assignees, subtenants, or their respective agents, employees, representatives, invitees or licensees to conform to such rules and regulations.

         (u) Joint Product. This Agreement is the result of arms-length negotiations between Landlord and Tenant and their respective attorneys. Accordingly, neither party shall be deemed to be the author of this Lease and this Lease shall not be construed against either party.

         (v) Financial Statements. Upon Landlord's written request, but not more than one time in a calendar year, as reasonably required for the lender or prospective purchase, Tenant shall promptly furnish Landlord the most current audited financial statements prepared in accordance with generally accepted accounting principles, certified by Tenant and an independent auditor to be true and correct, reflecting Tenant's then current financial condition.

         (w) Force Majeure. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, acts of war, terrorism, terrorist activities, inability to obtain services, labor, or materials or reasonable substitutes therefore, governmental actions, civil commotions, fire, flood, earthquake or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease and except as to Tenant's obligations under
              Article 6 and Article 8 of this Lease and Section 19(f) of this Lease and any extension of the Construction Termination Date as set forth in Paragraph (d) of Exhibit B to this Lease (collectively, a "Force Majeure"), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.

         (x) Counterparts. This Lease may be executed in several counterparts, each of which shall be deemed an original, and all of which shall constitute but one and the same instrument.

         (y) Building Access Cards. Prior to Commencement Date, Tenant shall submit to Landlord a list of employees needing Building Access Cards. Based upon such list, Landlord will provide Tenant a maximum of one (1) Building Access Card per employee. After the Commencement Date, any replacement or additional cards will be furnished at a cost to Tenant of Twenty Dollars ($20.00) per card.

         (z) Expiration and Termination of Prior Lease. Landlord and Tenant acknowledge and agree that Tenant currently occupies the Premises pursuant to that certain Lease dated August 30, 1994, entered into by and between Landlord, as successor-in-interest to LaSalle National Bank not personally but as Successor Trustee Under Trust Agreement dated March 11, 1988, and Insure.com, Inc., formerly known as Quotesmith Corporation, as amended, (such Lease, as amended, the "Prior Lease"), and that such Prior Lease expires on and as of December 31, 2006 (the "Prior Lease Termination Date"). The effectiveness of this Lease is conditioned upon the expiration and termination of the Prior Lease on the Prior Lease Termination Date, and after such Prior Lease Termination Date, Tenant shall have no rights or interest in or to the Premises pursuant to such Prior Lease, but shall only have rights to the Premises in accordance with and subject to the terms and conditions set forth herein.

                           [SIGNATURE PAGE TO FOLLOW]

SIGNATURE PAGE TO LEASE
BY AND BETWEEN SMII OAK CREEK/LP, L.P., AS LANDLORD,
AND INSURE.COM, INC., AS TENANT

IN WITNESS WHEREOF, the parties have executed this Lease to be effective as of the Date of this Lease.


"LANDLORD"                                        "TENANT"
 --------                                          ------

SMII OAK CREEK/LP, L.P.,                          INSURE.COM, INC.,
a Delaware limited partnership                    a Delaware corporation

By:  KBS Realty Advisors, LLC,
     a Delaware limited liability company,
     as agent


     By:                                          By:
         ----------------------                          -----------------------
         Mark Brecheen,                           Name:  Phillip A. Perillo
         Senior Vice President                    Title: Senior Vice President

                                   EXHIBIT A-1
                           FLOOR PLAN OF THE PREMISES
                           --------------------------

                                     A-1--1

                                   EXHIBIT A-2
                        LEGAL DESCRIPTION OF THE PROJECT
                        --------------------------------

                                     A-2--1

                                    EXHIBIT B
                                   WORK LETTER
                                   -----------

         THIS WORK LETTER is attached as Exhibit B to the Lease between SMII OAK CREEK/LP, L.P., a Delaware limited partnership, as Landlord, and INSURE.COM, INC., a Delaware corporation, as Tenant, and constitutes the further agreement between Landlord and Tenant as follows:

              (a) Landlord, at its sole cost and expense, agrees to furnish or perform those items of construction and those improvements (the "Tenant Improvements") specified in the plans attached hereto as Exhibit B-1.

              (b) If Tenant shall desire any changes, Tenant shall so advise Landlord in writing and Landlord shall determine whether such changes can be made in a reasonable and feasible manner. Any and all costs of reviewing any requested changes, and any and all costs of making any changes to the Tenant Improvements which Tenant may request and which Landlord may agree to shall be at Tenant's sole cost and expense and shall be paid to Landlord upon demand and before execution of the change order.

              (c) Landlord shall proceed with and complete the construction of the Tenant Improvements. As soon as such improvements have been substantially completed, Landlord shall notify Tenant in writing of the date that the Tenant Improvements were Substantially Completed. The Tenant Improvements shall be deemed substantially completed ("Substantially Completed") when, in the opinion of the construction manager (whether an employee or agent of Landlord or a third party construction manager), the Premises are substantially completed except for punch list items which do not prevent in any material way the use of the Premises for the purposes for which they were intended. Upon Landlord's request following the date the Tenant Improvements are Substantially Completed, Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the Premises.

              (d) The failure of Tenant to take possession of or to occupy the Premises shall not serve to relieve Tenant of obligations arising on the Commencement Date or delay the payment of rent by Tenant. Subject to applicable ordinances and building codes governing Tenant's right to occupy or perform in the Premises, Tenant shall be allowed to install its tenant improvements, machinery, equipment, fixtures, or other property on the Premises during the final stages of completion of construction provided that Tenant does not thereby interfere with the completion of construction or cause any labor dispute as a result of such installations, and provided further that Tenant does hereby agree to indemnify, defend, and hold Landlord harmless from any loss or damage to such property, and all liability, loss, or damage arising from any injury to the Project or the property of Landlord, its contractors, subcontractors, or materialmen, and any death or personal injury to any person or persons arising out of such installations, whether or not any such loss, damage, liability, death, or personal injury was caused by Landlord's negligence. Any such occupancy or performance in the Premises shall be in accordance with the provisions governing Tenant-Made Alterations and Trade Fixtures in the Lease, and shall be subject to Tenant providing to Landlord satisfactory evidence of insurance for personal injury and property damage related to such installations and satisfactory evidence of payment arrangements with respect to installations permitted hereunder. Delay in putting Tenant in possession of the Premises shall not serve to extend the term of this Lease or to make Landlord liable for any damages arising therefrom.

              (e) Except for incomplete punch list items, Tenant upon the Commencement Date shall have and hold the Premises as the same shall then be without any liability or obligation on the part of Landlord for making any further alterations or improvements of any kind in or about the Premises.

                                   EXHIBIT B-1
                       DESCRIPTION OF TENANT IMPROVEMENTS
                       ----------------------------------

                                      B-1-1

                                   EXHIBIT B-2
                       ADDITIONAL TI ALLOWANCE WORK LETTER
                       -----------------------------------

         THIS ADDITIONAL TI ALLOWANCE WORK LETTER is attached as Exhibit B-2 to the Lease between SMII OAK CREEK/LP, L.P., a Delaware limited partnership, as Landlord, and INSURE.COM, INC., a Delaware corporation, as Tenant, and constitutes the further agreement between Landlord and Tenant as follows:

Subject to the terms of this Exhibit, Landlord agrees to provide Tenant with the Additional TI Allowance (as set forth in Item 18 of the Basic Lease Provisions) to be applied toward the cost of certain leasehold improvement to be performed by Tenant in the Premises (hereinafter referred to as the "Additional Tenant Improvements"). Landlord is not providing any plans, specifications, or improvements for the Additional Tenant Improvements; however, Landlord has agreed, as set forth in this Exhibit, to provide Tenant with the Additional TI Allowance solely for the purposes hereinafter set forth and Tenant shall use the Additional TI Allowance to pay for the cost of the Additional Tenant Improvements only. Tenant shall be permitted to perform and install the Additional Tenant Improvements only after Tenant has obtained Landlord's written approval with respect thereto (which approval shall not be unreasonably withheld, provided the same do not affect the structure of the Building or the Building systems, and are not visible from the outside of the Premises) and be made only after Tenant has submitted plans reasonably acceptable to, and approved by, Landlord, and Tenant shall also obtain Landlord's prior written approval with respect to the contractors that Tenant engages to perform such Additional Tenant Improvements; provided, however, that Tenant shall not need to obtain Landlord's approval as to plans for any re-carpeting or re-painting of the Premises. Tenant's contractors shall be required to comply with Landlord's standard insurance and indemnification requirements for third party contractors performing work at the Building. Landlord shall have no obligation to construct or to pay for the construction of the Additional Tenant Improvements; however, Landlord agrees to contribute toward the cost of construction of the Additional Tenant Improvements the cash sum equal to the Additional TI Allowance. Notwithstanding anything herein to the contrary, the Additional TI Allowance shall be used only for the construction of the Additional Tenant Improvements, and if construction of the Additional Tenant Improvements is not completed within twelve (12) months of the Date of this Lease ("Construction Termination Date"), then Landlord's obligation to provide the Additional TI Allowance shall terminate and become null and void, and Tenant shall be deemed to have waived its rights in and to said Additional TI Allowance. The Additional TI Allowance will be reduced by any actual consulting, engineering or architectural fees incurred by Landlord in reviewing Tenant's proposed Additional Tenant Improvements (but not with respect to any re-carpeting or repainting of the Premises). The construction costs that may be reimbursed from the Additional TI Allowance shall include only the following: costs of labor, equipment, supplies and materials furnished for construction of the Additional Tenant Improvements; governmental fees and charges for required permits, plan checks, and inspections for the Additional Tenant Improvements; charges of Tenant's design professionals; and actual charges of Landlord's design professionals for review of plans and monitoring of construction or installation of the Additional Tenant Improvements. No other costs, fees or expenses of the Additional Tenant Improvements shall be reimbursable out of the Additional TI Allowance. Landlord's payment of the Additional TI Allowance, or such portion thereof as Tenant may be entitled to, shall be made within thirty (30) days after each and all of the following conditions shall have been satisfied: (i) the Additional Tenant Improvements shall have been completed in accordance with the plans, to the extent required, submitted by Tenant and approved by Landlord; (ii) Tenant shall have delivered to Landlord satisfactory evidence that all mechanics' lien rights of all contractors, suppliers, subcontractors, or materialmen furnishing labor, supplies or materials in the construction or installation of the Additional Tenant Improvements have been unconditionally waived, released, or extinguished; (iii) Tenant shall have delivered to Landlord paid receipts or other written evidence satisfactorily substantiating the actual amount of the construction costs of the Additional Tenant Improvements; (iv) Tenant shall have delivered to Landlord a final certificate of occupancy for the Premises, if applicable; and (v) Tenant shall not then be in default of any of the provisions of the Lease. If the actual cost of the Additional Tenant Improvements is less than the Additional TI Allowance, then Tenant shall not receive any credit whatsoever for the difference between the actual cost of the Additional Tenant Improvements and Additional TI Allowance. Notwithstanding the foregoing, Tenant shall comply with all of the terms and provisions of the Lease including, without limitation, the alterations and insurance provisions of the Lease. Further, Tenant shall have no authority to place any lien upon the Premises, or the Building, or any portion thereof and any attempt to do so shall be void and of no effect and such lien shall be removed at Tenant's sole cost and expense. Additionally, any approval given by Landlord with respect to the Additional Tenant Improvements and/or any monitoring of the construction of the Additional Tenant Improvements by Landlord shall not make Landlord liable or responsible in any way for the condition, quality or function of such matters or constitute any undertaking, warranty or representation by Landlord with respect to any such matters.

                                      B-2-1

                                    EXHIBIT C
                      STANDARDS FOR UTILITIES AND SERVICES
                      ------------------------------------

         The following are the Project Standards for Utilities and Services. Landlord reserves the right to adopt such reasonable, nondiscriminatory modifications and additions hereto as it deems appropriate.

         1. As long as Tenant is not in default under any of the terms, covenants, conditions, provisions or agreements of this Lease, Landlord shall, subject to the limitations and provisions hereinafter set forth in this Exhibit
C:

              (a)  [Intentionally Deleted]

              (b) Provide to the Premises, during Business Hours (and at other times for an additional charge to be fixed by Landlord), heating, ventilation, and air conditioning (HVAC), when and to the extent, in the judgment of Landlord, any of such services may be required for the comfortable occupancy of the Premises for general office purposes. Landlord shall not be responsible for room temperatures and conditions in the Premises if the lighting and receptacle load for Tenant's equipment and fixtures exceed those listed in paragraph (c) hereof, if the Premises are used for other than general office purposes or if the Building standard blinds or curtains in the Premises are not closed so as to screen the sun's rays.

              (c) Provide janitorial services to the Premises Monday through Friday (except state and federal holidays), provided the same are used exclusively for the uses permitted under the foregoing Lease, and are kept reasonably in order by Tenant. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish which generally would be produced by the use of the Premises for general office purposes.

         2. No data processing equipment, other special electrical equipment (excluding personal computers utilizing 110 volt electric power), air conditioning or heating units, or plumbing additions shall be installed, nor shall any changes to the Building HVAC, electrical or plumbing systems be made without the prior written consent of Landlord, which consent shall be subject to Landlord's sole and absolute discretion. In the case of any such change, Landlord reserves the right to designate and/or approve the contractor to be used. Any permitted installations shall be made under Landlord's supervision.

         3. Landlord shall not provide reception outlets or television or radio antennas for television or radio broadcast reception, and Tenant shall not install any such equipment without prior written approval from Landlord.

         4. Tenant will not, without the prior written consent of Landlord, use any apparatus, machine or device in the Premises, including, without limitation, duplicating machines, electronic data processing machines, punch card machines and machines using current in excess of 110 volts, which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space, nor connect with electric current, except through existing electrical outlets in the Premises, any apparatus or device for the purpose of using electric current in excess of that usually furnished or supplied for use of the Premises as general office space.

         5. Tenant agrees to cooperate fully at all times with Landlord, and to abide by all regulations and requirements which Landlord may prescribe for the proper functioning and protection of the Building HVAC, electrical, plumbing and other systems. Tenant shall comply with all laws, statutes, ordinances and governmental rules and regulations now in force or which may hereafter be enacted or promulgated in connection with Building services furnished to the Premises, including, without limitation, any governmental rule or regulation relating to the heating and cooling of the Building.

                                    EXHIBIT D
                         BUILDING RULES AND REGULATIONS
                         ------------------------------

         1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways and corridors of halls shall not be obstructed or used for any purpose other than ingress and egress. The halls, passages, entrances, elevators, stairways, balconies and roof are not for the use of the general public, and the Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence, in the judgment of the Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom the Tenant normally deals only for the purpose of conducting its business in the Premises (such as clients, customers, office suppliers and equipment vendors, and the like) unless such persons are engaged in illegal activities. No tenant and no employees of any tenant shall go upon the roof of the Building without the written consent of Landlord.

         2. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than Landlord standard window coverings. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent, of a quality, type, design and bulb color approved by Landlord. Neither the interior nor the exterior of any windows shall be coated or otherwise sunscreened without the written consent of Landlord. The Building is a "no smoking building" and Landlord shall have the right to enforce a no smoking rule within the Building and Project, except that Landlord agrees to designate certain areas outside the Building, but within the Project, as designated smoking areas.

         3. No sign, advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by any tenant on, about or from any part of the Premises, the Building or the Project without the prior written consent of the Landlord. If the Landlord shall have given such consent at the time, whether before or after the execution of this Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of this Lease, and shall be deemed to relate only to the particular sign, advertisement or notice so consented to by the Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of the Landlord with respect to each and every such sign, advertisement or notice other than the particular sign, advertisement or notice, as the case may be, so consented to by the Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove or stop same without any liability, and may charge the expense incurred in such removal or stopping to such tenant. Interior signs on doors and the directory tablet shall be inscribed, painted or affixed for each tenant by the Landlord at Landlord's expense, and shall be of a size, color and style acceptable to the Landlord. The directory tablet will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord's standard lettering.

         4. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into halls, passageways or other public places in the Building shall not be covered or obstructed by any tenant, nor shall any bottles, parcels or other articles be placed on the window sills. Tenant shall see that the windows, transoms and doors of the Premises are closed and securely locked before leaving the Building and must observe strict care not to leave windows open when it rains. Tenant shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity, gas or air shall likewise be carefully shut off, so as to prevent waste or damage. Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system by closing window coverings when the sun's rays fall directly on the windows of the Premises. Tenant shall not tamper with or change the setting of any thermostats or temperature control valves.

         5. The toilet rooms, water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were considered, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose subtenants, assignees or any of their servants, employees, agents, visitors or licensees shall have caused the same.

         6. No tenant shall mark, paint, drill into, or in any way deface any part of the Premises, the Building or the Project. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted, except with the prior written consent of the Landlord and as the Landlord may direct.

         7. No bicycles, vehicles, birds or animals of any kind shall be brought into or kept in or about the Premises, and no cooking shall be done or permitted by any tenant on the Premises, except that the preparation of coffee, tea, hot chocolate and similar items (including those suitable for microwave heating) for tenants and their employees shall be permitted, provided that the power required therefor shall not exceed that amount which can be provided by a 30 amp circuit. No tenant shall cause or permit any unusual or objectionable odors to be produced or permeate the Premises. Smoking or carrying lighted cigars, cigarettes or pipes in the Building is prohibited.

         8. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the permitted use of the Premises. No tenant shall occupy or permit any portion of the Premises to be occupied as an office for a public stenographer or typist, or for the manufacture or sale of liquor, narcotics, or tobacco (except by a cigarette vending machine for use by Tenant's employees) in any form, or as a medical office, or as a barber or manicure shop, or as an employment bureau, without the express written consent of Landlord. No tenant shall engage or pay any employees on the Premises except those actually working for such tenant on the Premises nor advertise for laborers giving an address at the Premises. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

         9. No tenant shall make, or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way. No tenant shall throw anything out of doors, windows or skylights or down the passageways.

         10. No tenant, subtenant or assignee nor any of their servants, employees, agents, visitors or licensees shall at any time bring or keep upon the Premises any inflammable, combustible or explosive fluid, chemical or substance.

         11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanisms thereof. Each tenant must, upon the termination of his tenancy, restore to Landlord all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, such tenant and in the event of the loss of keys so furnished, such tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such changes.

         12. All removals, or the carrying in or out of any safes, freight, furniture, or bulky matter of any description must take place during the hours which Landlord shall determine from time to time, without the express written consent of Landlord. The moving of safes or other fixtures or bulky matter of any kind must be done upon previous notice to the Project Management Office and under its supervision, and the persons employed by any tenant for such work must be acceptable to the Landlord. Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Building and to exclude from the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. Landlord reserves the right to prescribe the weight and position of all safes, which must be placed upon supports approved by Landlord to distribute the weight.

         13. No tenant shall purchase spring water, ice, towel, janitorial maintenance or other similar services from any person or persons not approved by Landlord.

         14. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's opinion, tends to impair the reputation of the Building or the Project or its desirability as an office location, and upon written notice from Landlord, any tenant shall refrain from or discontinue such advertising.

         15. Landlord reserves the right to exclude from the Building between the hours of 6:00 P.M. and 7:00 A.M. and at all hours on Saturday, Sunday and legal holidays all persons who do not present a pass or card key to the Building approved by the Landlord. Each tenant shall be responsible for all persons who enter the Building with or at the invitation of such tenant and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of an invasion, mob riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right, without abatement of Rent, to require all persons to vacate the Building and to prevent access to the Building during the continuance of the same for the safety of the tenants, the protection of the Building, and the property in the Building.

         16. Any persons employed by any tenant to do janitorial work shall, while in the Building and outside of the Premises, be subject to and under the control and direction of the Project Management Office (but not as an agent or servant of said Office or of the Landlord), and such tenant shall be responsible for all acts of such persons.

         17. All doors opening onto public corridors shall be kept closed, except when in use for ingress and egress.

         18. The requirements of Tenant will be attended to only upon application to the Project Management Office.

         19. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall report and otherwise cooperate to prevent the same.

         20. All office equipment of any electrical or mechanical nature shall be placed by Tenant in the Premises in settings approved by Landlord, to absorb or prevent any vibration, noise or annoyance.

         21. No air conditioning unit or other similar apparatus shall be installed or used by any tenant without the written consent of Landlord.

         22. There shall not be used in any space, or in the public halls of the Building, either by any tenant or others, any hand trucks, except those equipped with rubber tires and rubber side guards.

         23. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

         24. The scheduling of tenant move-ins shall be subject to the reasonable discretion of Landlord.

         25. If the Tenant desires telephone or telegraph connections, the Landlord will direct electricians as to where and how the wires are to be introduced. No boring or cutting for wires or otherwise shall be made without direction from the Landlord.

         26. The term "personal goods or services vendors" as used herein means persons who periodically enter the Building of which the Premises are a part for the purpose of selling goods or services to a tenant, other than goods or services which are used by the Tenant only for the purpose of conducting its business in the Premises. "Personal goods or services" include, but are not limited to, drinking water and other beverages, food, barbering services and shoeshining services. Landlord reserves the right to prohibit personal goods and services vendors from access to the Building except upon Landlord's prior written consent and upon such reasonable terms and conditions, including, but not limited to, the payment of a reasonable fee and provision for insurance coverage, as are related to the safety, care and cleanliness of the Building, the preservation of good order thereon, and the relief of any financial or other burden on Landlord or other tenants occasioned by the presence of such vendors or the sale by them of personal goods or services to the Tenant or its employees. If necessary for the accomplishment of these purposes, Landlord may exclude a particular vendor entirely or limit the number of vendors who may be present at any one time in the Building.

                                    EXHIBIT E
                            FORM ESTOPPEL CERTIFICATE
                            -------------------------

         The undersigned, ________________________, a _____________ ("Tenant"),
the tenant under that certain Lease dated _______________, between Tenant and _____________, a _________, as landlord ("Landlord") hereby certifies as follows:

         27. The Premises (the "Premises") under the Lease is Suite _____,
____________________________.

         28. The Lease is in full force and effect and has not been modified or amended in any respect except by amendments dated _________________________ (copies of which are attached).

         29. The Lease has not been assigned, encumbered, subleased or transferred in any manner other than:
________________________________________________________________________________
________________________________.

         30. The Commencement Date of the Lease is
_______________________________ and the expiration date of the Lease is
_____________. There are no options to extend the term of the Lease beyond such expiration date other than _________________________.

         31. The present monthly rental under the Lease is $_____________. The sum of $ ___________, representing ___ month's Rent has been paid in advance.

         32. The security deposit held by Landlord under the Lease is $______________.

         33. Rent under the Lease has been paid through the month of _____________. Tenant's estimated share of Operating Costs payments have been paid through ____________________.

         34. The Premises are presently occupied by Tenant.

         35. Tenant has accepted the Premises without condition or qualification under the Lease and Landlord has completed and complied with all conditions of such acceptance.

         36. To the best knowledge of Tenant, neither it nor the Landlord is in default (or will be in default following the delivery of notice, the passage of time, or both) or claims a default by the other under the Lease, or has any claims, defenses, or rights of offset against payment of Rent under the Lease, except as follows:

         37. Tenant acknowledges that Landlord has the right to assign the Lease and the Rent thereunder and to sell, assign, transfer, mortgage or otherwise encumber the Project without the consent of Tenant.

         38. Tenant makes this statement for the benefit and protection of ______________ with the understanding that _________________ intends to rely on this statement in connection with ______________.

         IN WITNESS WHEREOF, this certificate has been executed and delivered by the authorized officers or representatives of the undersigned as of
_______________________.


                                             "TENANT"
                                              ------


                                             ----------------------------------,
                                             a
                                               ---------------------------------


                                             By:
                                                    ----------------------------
                                             Name:
                                                    ----------------------------
                                             Title:
                                                    ----------------------------

                                    EXHIBIT F
                          TENANT'S INITIAL CERTIFICATE
                          ----------------------------

To:   ------------------------  ("Landlord")

Date:
      ------------------------


Tenant's Initial Certificate

------------------------------
------------------------------

         The undersigned, as the Tenant under that certain Lease (the "Lease") dated ______________, made and entered into between ______________, a _________________, as Landlord, and the undersigned, as Tenant, hereby certifies that:

         1 The Tenant's Additional Improvements have been Substantially Completed in accordance with the terms and provisions of the Lease.

                                             Very truly yours,

                                             ----------------------------------,
                                             a
                                               ---------------------------------


                                             By:
                                                    ----------------------------
                                             Name:
                                                    ----------------------------
                                             Title:
                                                    ----------------------------

                                    EXHIBIT G
                         AMERICANS WITH DISABILITIES ACT
                         -------------------------------

         Subject to any changes in the ADA, Tenant agrees to comply with all requirements of the Americans With Disabilities Act of 1990 (Public Law 101-336 {July 26, 1990}) ("ADA") applicable to the Premises and the Project to accommodate its employees, invitees and customers. Tenant acknowledges that it shall be wholly responsible for any accommodations or alterations which need to be made to the Premises. No provision in this Lease should be construed in any manner as permitting, consenting to or authorizing Tenant to violate requirements under the ADA and any provision to the Lease which could arguably be construed as authorizing a violation of the ADA shall be interpreted in a manner which permits compliance with the ADA and is hereby amended to permit such compliance.

                                  ADDENDUM ONE

                          ONE RENEWAL OPTION AT MARKET
                          ----------------------------

                       ATTACHED TO AND A PART OF THE LEASE
                                 BY AND BETWEEN


                             SMII OAK CREEK/LP, L.P.

                                       and

                                INSURE.COM, INC.


         (a) Provided that as of the time of the giving of the Extension Notice and the Commencement Date of the Extension Term, (i) Tenant is the Tenant originally named herein or an Affiliate, (ii) Tenant has not subleased or assigned the lease to anyone except an Affiliate, and (iii) no Event of Default exists or would exist but for the passage of time or the giving of notice, or both; then Tenant shall have the right to extend the Lease Term for an additional term of five (5) years (such additional term is hereinafter called the "Extension Term") commencing on the day following the expiration of the Lease Term (hereinafter referred to as the "Commencement Date of the Extension Term"). Tenant shall give Landlord notice (hereinafter called the "Extension Notice") of its election to extend the term of the Lease Term at least nine (9) months, but not more than twelve (12) months, prior to the scheduled expiration date of the Lease Term.

         (b) The Basic Annual Rent payable by Tenant to Landlord during the Extension Term shall be the then prevailing market rate for comparable space in the Project and comparable buildings in the vicinity of the Project, taking into account the size of the Lease, the length of the renewal term, market escalations and the credit of Tenant. The Basic Annual Rent shall not be reduced by reason of any costs or expenses saved by Landlord by reason of Landlord's not having to find a new tenant for such premises (including, without limitation, brokerage commissions, costs of improvements, rent concessions or lost rental income during any vacancy period). In the event Landlord and Tenant fail to reach an agreement on such rental rate and execute the Amendment (defined below) at least four (4) months prior to the expiration of the Lease, then Tenant's exercise of this renewal option shall be deemed withdrawn and the Lease shall terminate on its original expiration date.

         (c) The determination of Basic Annual Rent does not reduce the Tenant's obligation to pay or reimburse Landlord for Operating Costs and other reimbursable items as set forth in the Lease, and Tenant shall reimburse and pay Landlord as set forth in the Lease with respect to such Operating Costs and other items with respect to the Premises during the Extension Term without regard to any cap on such expenses set forth in the Lease.

         (d) Except for the Basic Annual Rent as determined above, Tenant's occupancy of the Premises during the Extension Term shall be on the same terms and conditions as are in effect immediately prior to the expiration of the initial Lease Term; provided, however, Tenant shall have no further right to any allowances, credits or abatements or any options to expand, contract, terminate, renew or extend the Lease.

         (e) If Tenant does not give the Extension Notice within the period set forth in Paragraph (a) above, Tenant's right to extend the Lease Term shall automatically terminate. Time is of the essence as to the giving of the Extension Notice.

         (f) Landlord shall have no obligation to refurbish or otherwise improve the Premises for the Extension Term. The Premises shall be tendered on the Commencement Date of the Extension Term in "as-is" condition.

         (g) If the Lease is extended for the Extension Term, then Landlord shall prepare and Tenant shall execute an amendment to the Lease confirming the extension of the Lease Term and the other provisions applicable thereto (the "Amendment").

         (h) If Tenant exercises its right to extend the term of the Lease for the Extension Term pursuant to this Addendum, the term "Lease Term" as used in the Lease, shall be construed to include, when practicable, the Extension Term except as provided in Paragraph (d) above.

                                  ADDENDUM TWO

                              RIGHT OF FIRST OFFER
                              --------------------

                       ATTACHED TO AND A PART OF THE LEASE
                                 BY AND BETWEEN

                             SMII OAK CREEK/LP, L.P.

                                       and

                                INSURE.COM, INC.

         (a) "Offered Space" shall mean any vacant available space in the Building, subject to the terms of Paragraph (b) below.

         (b)  Provided that as of the date of the giving of the Offer Notice,
(i) Tenant is the Tenant originally named herein or an Affiliate, (ii) Tenant has not sublet or assigned this Lease except to an Affiliate, (iii) there is no current Event of Default then Landlord, before offering such Offered Space to anyone, other than the tenant then occupying such space (or its affiliates), shall offer to Tenant the right to include the Offered Space within the Premises on the same terms and conditions upon which Landlord intends to offer the Offered Space for lease. Notwithstanding anything to the contrary in the Lease, the right of first offer granted to Tenant under this Addendum Two shall be subject and subordinate to (i) the rights of all tenants at the Project under existing leases, and (ii) the herein reserved right of Landlord to renew or extend the term of any lease with the tenant then occupying such space (or any of its affiliates), whether pursuant to a renewal or extension option in such lease or otherwise.

         (c) Such offer shall be made by Landlord to Tenant in a written notice (hereinafter called the "Offer Notice") which offer shall designate the space being offered and shall specify the terms which Landlord intends to offer with respect to any such Offered Space. Tenant may accept the offer set forth in the Offer Notice by delivering to Landlord an unconditional acceptance (hereinafter called "Tenant's Notice") of such offer within ten (10) business days after delivery by Landlord of the Offer Notice to Tenant. Time shall be of the essence with respect to the giving of Tenant's Notice. If Tenant does not accept (or fails to timely accept) an offer made by Landlord pursuant to the provisions of this Addendum Two with respect to the Offered Space designated in the Offer Notice and execute the Amendment (defined below) within thirty (30) days after the delivery of the Offer Notice, then Landlord shall be under no further obligation with respect to such space by reason of this Addendum Two; provided, that Landlord executes a lease agreement with the Proposed Tenant under substantially the same terms as contained in the Offer Notice to Tenant within twelve (12) months following Landlord's receipt of Tenant's Notice. If Landlord does not execute a lease with the Proposed Tenant within such twelve (12) month period, then Tenant's right of first offer under this Addendum Two shall apply once again to the Offered Space.

         (d) Tenant must accept all Offered Space offered by Landlord at any one time if it desires to accept any of such Offered Space and may not exercise its right with respect to only part of such space. In addition, if Landlord desires to lease more than just the Offered Space to one tenant, Landlord may offer to Tenant pursuant to the terms hereof all such space which Landlord desires to lease, and Tenant must exercise its rights hereunder with respect to all such space and may not insist on receiving an offer for just the Offered Space.

         (e) In the event that Tenant exercises its rights to any Offered Space pursuant to this Addendum Two, then Landlord shall prepare, and Tenant shall execute, an amendment to the Lease which confirms such expansion of the Premises and the other provisions applicable thereto (the "Amendment").

                                 ADDENDUM THREE

                               CANCELLATION OPTION
                               -------------------

                       ATTACHED TO AND A PART OF THE LEASE
                                 BY AND BETWEEN

                             SMII OAK CREEK/LP, L.P.

                                       and

                                INSURE.COM, INC.

         Provided no Event of Default shall then exist under the Lease, Tenant shall have the right at any time on or before December 31, 2010 to send Landlord irrevocable written notice (the "Termination Notice") that Tenant has elected to terminate this Lease, effective December 31, 2011 ("Termination Date").

         If Tenant elects to terminate this Lease pursuant to the immediately preceding sentence, the effectiveness of such termination shall be conditioned upon Tenant paying to Landlord, simultaneously with Tenant's delivery of the Termination Notice to Landlord, a termination fee equal to the sum of Landlord's unamortized costs and relating to the Premises, including, any rental abatement, leasing commissions, architectural fees or leasehold improvements for the Premises, calculated as of the Termination Date (all such amounts being amortized on a straight-line basis over the initial Lease Term, plus interest on all such amortized amounts, payable at a rate of eight percent (8%) per annum), plus three (3) months of rental (Basic Annual Rent and excess Operating Costs) (collectively the "Termination Fee"). Such Termination Fee is consideration for Tenant's option to terminate and shall not be applied to Rent or any other obligation of Tenant. Landlord and Tenant shall be relieved of all obligations accruing under this Lease after the Termination Date, but not any obligations accruing under the Lease prior to the effective date of such termination. Both Landlord and Tenant acknowledge and agree that it would be impracticable or extremely difficult to affix damages if Tenant terminates this Lease and that the Termination Fee set forth above represents a reasonable estimate of Landlord's damages in the event Tenant terminates this Lease under this Addendum. If Tenant does not timely deliver the Termination Notice or Termination Fee to Landlord, then this termination option shall become null and void and the Lease shall continue in full force and effect. Notwithstanding anything to the contrary contained herein, fifty percent (50%) of the Termination Fee shall be due on the date Tenant sends the Termination Notice to Landlord, and the remaining fifty percent (50%) shall be due on the Termination Date.

                                  ADDENDUM FOUR

                                 SIGNAGE RIGHTS
                                 --------------

                       ATTACHED TO AND A PART OF THE LEASE
                                 BY AND BETWEEN

                             SMII OAK CREEK/LP, L.P.

                                       and

                                INSURE.COM, INC.

         Provided that (x) Tenant is the Tenant originally named herein or an Affiliate, (y) Tenant has not sublet any of the Premises (z) Tenant is not in Default, Landlord, at Landlord's sole cost and expense, shall install one (1) building sign panel on the building monument sign located off of Cass Avenue ("Tenant's Sign"). Notwithstanding the foregoing sentence, Tenant's Sign shall be subject to and in compliance with all Laws, applicable conditions, covenants and restrictions effecting the Building. Tenant shall be solely responsible for the cost and expense of obtaining and maintaining any necessary permits for Tenant's Sign and any sign licenses related thereto, and for the cost and expense of maintenance and utilities for Tenant's Sign (including all metered electrical usage). Additionally, Tenant shall maintain Tenant's Sign in a first class manner. Tenant's Sign shall be installed in accordance with all applicable Laws, codes, ordinances, covenants, conditions and restrictions relating to the Building. The style, type, color, size, and design of Tenant's Sign and the means and method of attachment of Tenant's Sign to the retaining wall of the Building shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed. All rights and remedies of Landlord under the Lease (including, without limitation, Landlord's self-help remedies) shall apply in the event Tenant fails to maintain Tenant's Sign as herein required. Upon the expiration or earlier termination of the Lease, Tenant shall pay all costs associated with the removal of Tenant's Sign and the restoration of the exterior of the Building where Tenant's Sign is located to as near its original condition as may then be reasonably required by Landlord. The terms and provisions of this Addendum shall survive the expiration or earlier termination of this Lease.

LEASE OF PREMISES.......................................................       1

BASIC LEASE PROVISIONS..................................................       1

STANDARD LEASE PROVISIONS...............................................       4

1.       TERM...........................................................       4

2.       BASIC ANNUAL RENT AND SECURITY DEPOSIT.........................       4

3.       ADDITIONAL RENT................................................       5

4.       IMPROVEMENTS AND ALTERATIONS...................................       9

5.       REPAIRS........................................................      10

6.       USE OF PREMISES................................................      10

7.       UTILITIES AND SERVICES.........................................      13

8.       NON-LIABILITY AND INDEMNIFICATION OF LANDLORD; INSURANCE.......      14

9.       FIRE OR CASUALTY...............................................      17

10.      EMINENT DOMAIN.................................................      17

11.      ASSIGNMENT AND SUBLETTING......................................      17

12.      DEFAULT........................................................      20

13.      ACCESS; CONSTRUCTION...........................................      22

14.      BANKRUPTCY.....................................................      23

15.      SUBSTITUTION OF PREMISES  --  Intentionally Deleted............      23

16.      SUBORDINATION; ATTORNMENT; ESTOPPEL CERTIFICATES...............      23

17.      SALE BY LANDLORD; TENANT'S REMEDIES; NONRECOURSE LIABILITY.....      25

18.      PARKING; COMMON AREAS..........................................      25

19.      MISCELLANEOUS..................................................      27

                                LIST OF EXHIBITS
                                ----------------


Exhibit A-1       Floor Plan(s)
Exhibit A-2       Legal Description of the Project
Exhibit B         Work Letter
Exhibit B-1       Description of Tenant's Improvements
Exhibit B-2       Additional TI Allowance Work Letter
Exhibit C         Utilities and Services
Exhibit D         Building Rules and Regulations
Exhibit E         Form Estoppel Certificate
Exhibit F         Tenant's Initial Certificate
Exhibit G         ADA and TABA

Addendum One               One Renewal Option at Market
Addendum Two               Right of First Offer
Addendum Three             Cancellation Option
Addendum Four              Signage Rights